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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
NYSE Group, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 28, 2006

Dear NYSE Group Stockholder:

        You are cordially invited to attend the 2006 annual meeting of stockholders of NYSE Group, Inc. scheduled for Thursday, June 1, 2006, at 8:00 a.m., EDT, at 55 Wall Street, New York, New York. The board of directors and management look forward to greeting you.

        Enclosed you will find a notice of annual meeting of stockholders containing the business that we expect to come before the meeting, our proxy statement, a form of proxy and our annual report on Form 10-K for the fiscal year ended December 31, 2005. Please review these documents carefully.

        The agenda for this year's meeting includes the election of directors and ratification of the appointment of our independent auditors. Our board of directors recommends that you vote FOR both the election of directors and ratification of the appointment of our independent auditors.

        Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed proxy statement, please submit your proxy through the Internet or by touch-tone telephone as indicated on the proxy. Alternatively, you may wish to complete, sign, date and promptly return the proxy by mail in the self-addressed envelope that we have included for your convenience. No postage is required if it is mailed in the United States. Submitting the proxy before the annual meeting will not preclude you from voting in person at the annual meeting should you decide to attend.

        On behalf of the board of directors, thank you for your continued support.

/s/ JOHN A. THAIN
John A. Thain Chief Executive Officer

NYSE GROUP, INC.
11 WALL STREET
NEW YORK, NY, 10005
NOTICE OF
2006 ANNUAL MEETING OF STOCKHOLDERS

April 28, 2006

        The 2006 annual meeting of stockholders (the "Annual Meeting") of NYSE Group, Inc., a Delaware corporation (the "Company"), will be held Thursday, June 1, 2006, at 8:00 a.m., EDT, at 55 Wall Street, New York, New York, for the following purposes:

  1.
  To elect eleven members of the Company's Board of Directors for terms expiring in 2007.

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

  3.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        These purposes are described in greater detail in the Company's proxy statement accompanying this notice.

        The record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof, was the close of business on April 17, 2006. A list of the stockholders of record as of April 17, 2006 will be available for inspection during ordinary business hours at our offices located at 20 Broad Street, New York, NY, 10005, from May 18, 2006 up to the date of our Annual Meeting.

        You have the right to receive this notice and vote at the Annual Meeting if you were a stockholder of record at the close of business on April 17, 2006. Please remember that your shares cannot be voted unless you cast your vote by one of the following methods: (1) vote via the Internet as indicated on the proxy card; (2) call the toll-free telephone number listed on the proxy card; (3) sign and return the proxy card by mail; or (4) vote in person at the Annual Meeting.

For the Board of Directors,
/s/ MARSHALL N. CARTER
Marshall N. Carter Chairman of the Board of Directors

NYSE GROUP, INC.
11 WALL STREET
NEW YORK, NY, 10005

PROXY STATEMENT
2006 ANNUAL MEETING OF STOCKHOLDERS
JUNE 1, 2006

INTRODUCTION

        We are furnishing this proxy statement and the accompanying proxy card in connection with a solicitation of proxies by the board of directors ("Board" or "Board of Directors") of NYSE Group, Inc., a Delaware corporation ("NYSE Group", the "Company", "we", "us" or "our"), to be used at our 2006 annual meeting of stockholders (the "Annual Meeting") scheduled for Thursday, June 1, 2006, at 8:00 a.m., EDT, at 55 Wall Street, New York, NY.

        The approximate date on which this proxy statement and the accompanying meeting notice, form of proxy and Form 10-K for the fiscal year ended December 31, 2005 are first being sent to stockholders is April 28, 2006. Whenever we refer in this proxy statement to the "Annual Meeting," we are also referring to any meeting that results from any postponement or adjournment of the June 1, 2006 meeting.

        Holders of NYSE Group common stock, par value $0.01 per share (the "Common Stock"), as of the close of business on April 17, 2006, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, approximately 1,328 stockholders of record held 155,598,173 shares of our outstanding Common Stock.

        We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you execute the attached proxy card or vote by Internet or touch-tone telephone, the individuals designated on that card (Marshall N. Carter, James S. McDonald and John A. Thain) will vote your shares according to your instructions. If any matter other than the election of directors and ratification of the appointment of our independent auditors is presented at the Annual Meeting, the designated individuals will, to the extent permissible, vote all proxies in the manner that the Board may recommend or, in the absence of such recommendation, in the manner they perceive to be in the best interests of the Company.

        If you execute the enclosed proxy card but do not give instructions, your proxy will be voted as follows: FOR the election of the nominees for directors named below, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, which we refer to as our independent auditors, for our fiscal year ending December 31, 2006 and otherwise in accordance with the recommendations of the Board or the judgment of the persons voting the proxy on any other matter properly brought before the Annual Meeting.

        Information on how you may vote at the Annual Meeting (such as granting a proxy that directs how your shares should be voted, or attending the Annual Meeting in person), as well as how you can revoke a proxy, are contained in this proxy statement below under —Solicitation of Proxies and —Voting.

CERTAIN TERMS

        Throughout this document, unless otherwise specified or the context otherwise requires:

  •
  "NYSE Group," the "Company," "we," "us" and "our" refer to NYSE Group, Inc., a Delaware corporation, and its wholly-owned subsidiaries, which, following the merger, include the NYSE and Archipelago;

  •
  "NYSE" refers to (i) prior to the completion of the merger, New York Stock Exchange, Inc., a New York Type A not-for-profit corporation, and (ii) after the completion of the merger, New York Stock Exchange LLC, a New York limited liability company ("NYSE LLC"), and its wholly-owned subsidiaries, including NYSE Market, Inc., a Delaware corporation ("NYSE Market"), and NYSE Regulation, Inc., a New York not-for-profit corporation ("NYSE Regulation");

  •
  "Archipelago" refers to, prior to and after the completion of the merger, Archipelago Holdings, Inc., a Delaware corporation, and, where the context requires, its predecessor, Archipelago Holdings, LLC, a Delaware limited liability company;

  •
  "NYSE Arca" refers to Archipelago Exchange, L.L.C., a Delaware corporation, and NYSE Arca Equities, Inc., a Delaware corporation (formerly known as PCX Equities, Inc.);

  •
  "merger" refers to the mergers combining the NYSE and Archipelago under NYSE Group, which were completed on March 7, 2006 pursuant to the merger agreement; and

  •
  "merger agreement" refers to the Agreement and Plan of Merger, dated as of April 20, 2005, as amended and restated as of July 20, 2005, and as further amended on October 20, 2005 and November 2, 2005, by and among the NYSE, Archipelago, NYSE Group, NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc.

SOLICITATION OF PROXIES

General

        The attached proxy card allows you to instruct the designated individuals on how to vote your shares. You may vote in favor of, against, or abstain from voting on the ratification of the appointment of our independent auditors. With respect to the election of directors, you may indicate on the proxy card that you are authorizing a vote in favor of all nominees or, if you desire, that you are not authorizing the designated individuals to vote your shares for one or more of the nominees.

Who may solicit proxies

        Directors, officers and employees of the Company may solicit proxies on behalf of the Board via regular and electronic mail, telephone, fax and personal contact. MacKenzie Partners, Inc. has been retained to assist in soliciting proxies at a fee of $10,000 plus distribution costs and other expenses.

Costs of soliciting proxies

        The Company will pay the cost of soliciting proxies. Directors, officers and employees of the Company will receive no additional compensation for soliciting proxies. The Company will reimburse certain brokerage firms, banks, custodians and other fiduciaries for the reasonable mailing and other expenses they incur in forwarding proxy materials to the beneficial owners of stock that those brokerage firms, banks, custodians and fiduciaries hold of record.

VOTING

Stockholders entitled to vote and shares outstanding

        You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on April 17, 2006 (the "Record Date"). As of the Record Date, 155,598,173 shares of

Common Stock were issued and outstanding and the Company had no other class of equity securities issued and outstanding. Subject to the voting limitations described below, you are entitled to one vote for each share of Common Stock you own. The number of shares you own (and may vote) is listed on the proxy card.

Voting limitations

        Our certificate of incorporation places certain ownership and voting limits on the holders of our capital stock:

  •
  No Person, either alone or together with its Related Persons (defined in Annex A attached hereto), may beneficially own shares of our stock representing in the aggregate more than 20% of the total number of votes entitled to be cast on any matter; and

  •
  No person, either alone or together with its Related Persons, shall be entitled to vote or cause the voting of shares of our stock beneficially owned by that Person or its Related Persons to the extent that those shares would represent in the aggregate more than 10% of the total number of votes entitled to be cast on any matter, and no Person, either alone or together with its Related Persons, shall be entitled to vote more than 10% of the total number of votes entitled to be cast on any matter by virtue of agreements entered into by that Person or those Related Persons with other Persons not to vote shares of our outstanding capital stock.

        Our Board of Directors may waive the provisions regarding ownership and voting limits by a resolution expressly permitting this ownership or voting (which resolution must be filed with and approved by the Securities and Exchange Commission (the "SEC") prior to being effective), subject to a determination of the Board that:

  •
  the acquisition of beneficial ownership in excess of the ownership limits or exercise of voting rights in excess of the voting limits will not impair the ability of our regulated subsidiaries to discharge their respective responsibilities under the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations under the Exchange Act and is otherwise in the best interests of NYSE Group and its stockholders and regulated subsidiaries;

  •
  the acquisition of beneficial ownership in excess of the ownership limits or exercise of voting rights in excess of the voting limits will not impair the SEC's ability to enforce the Exchange Act;

  •
  neither the person obtaining the waiver nor any of its Related Persons is subject to any statutory disqualification (as defined in Section 3(a)(39) of the Exchange Act) if such Person is seeking to obtain a waiver above the 20% ownership or voting level;

  •
  for so long as we directly or indirectly control NYSE Arca, NYSE Arca Equities, Inc. or any facility of NYSE Arca, neither the Person obtaining the waiver nor any of its Related Persons is an Equity Trading Permit ("ETP") Holder, an Option Trading Permit ("OTP") Holder or an OTP Firm (as such terms are defined in the rules of NYSE Arca as such rules may be in effect from time to time) if such Person is seeking to obtain a waiver above the 20% ownership or voting level; and

  •
  for so long as we directly or indirectly control the NYSE or NYSE Market, Inc., neither the Person obtaining the waiver nor any of its Related Persons is a member or member organization of the NYSE if such Person is seeking to obtain a waiver above the 20% ownership or voting level.

        In making these determinations, our Board of Directors may impose conditions and restrictions on the relevant stockholder or its Related Persons that it deems necessary, appropriate or desirable in furtherance of the objectives of the Exchange Act and the governance of NYSE Group. No such exception has been applied for, granted or become effective. Our Certificate of Incorporation requires us to, and we will, disregard any votes cast in excess of the voting limitations.

        The voting limitations do not apply to a solicitation of a revocable proxy by us or by our Directors or officers on our behalf or to a solicitation of a revocable proxy by a stockholder in accordance with Regulation 14A under the Exchange Act. This exception, however, does not apply to certain solicitations by a stockholder pursuant to Rule 14a-2(b)(2) under the Exchange Act, which permits a solicitation made otherwise than on behalf of NYSE Group where the total number of persons solicited is not more than ten.

        Our Certificate of Incorporation also provides that our Board of Directors has the right to require any person and its Related Persons that our Board of Directors reasonably believes to be subject to the voting or ownership restrictions summarized above, and any stockholder, including Related Persons, that at any time beneficially owns 5% or more of our then outstanding capital stock entitled to vote on any matter (and has not reported that ownership to us), to provide to us complete information as to all shares of our capital stock that such stockholder beneficially owns, as well as any other information relating to the applicability to such stockholder of the voting and ownership requirements outlined above as may reasonably be requested.

        If you are a Related Person with another holder of our Common Stock where either: (i) you (either alone or with your Related Person) may vote shares of Common Stock representing more than 10% of the then outstanding votes entitled to vote at the Annual Meeting, or (ii) you have entered into an agreement not to vote shares of our Common Stock, the effect of which agreement would be to enable any person, either alone or with its Related Persons, to vote or cause the voting of shares of our Common Stock that represent in the aggregate more than 10% of the then outstanding votes entitled to be cast at the Annual Meeting, then please so notify the Company by either including that information (including each Related Person's complete name) on your proxy card or by contacting the Corporate Secretary at NYSE Group, Inc., 11 Wall Street, New York, NY 10005.

How to vote

Submitting a Proxy via mail, the Internet or telephone

        You may submit your proxy with voting instructions either by mail, touch-tone telephone or through the Internet by following the instructions set forth on the enclosed proxy card. Specifically, if you are a stockholder of record on the Record Date and:

  •
  reside within the United States, Puerto Rico or Canada, you may vote by mailing your proxy card, with voting instructions, to the address listed on your proxy card, calling the toll-free number listed on your proxy card or visiting the website address listed on your proxy card;

  •
  reside in any geographic location outside the United States, Puerto Rico or Canada, you may vote by mailing your proxy card, with voting instructions, to the address listed on your proxy card or visiting the website address indicated on your proxy card; or

  •
  if you hold your shares through a broker, nominee, fiduciary or other custodian, you may vote by calling the toll-free telephone number listed on your proxy card or visiting the website address indicated on your proxy card.

        If you choose to submit your proxy with voting instructions by touch-tone telephone or through the Internet, you will be required to provide your assigned control number noted on the enclosed proxy card before your proxy will be accepted. In addition to the instructions that appear on the enclosed proxy card, step-by-step instructions will be provided by recorded telephone message or at the designated website on the Internet. We must receive votes submitted via the Internet or by touch-tone telephone by 12:00 p.m. noon, EDT, on May 31, 2006 in order for them to be counted at the Annual Meeting.

Attending the Annual Meeting

        You may also attend the Annual Meeting and vote your shares in person by ballot. If you plan to attend the Annual Meeting you will need to bring photo identification and proof of your ownership of our Common Stock as of the close of business on April 17, 2006, the Record Date. If you hold shares in "street name" (that is, through a bank, broker or other nominee) and would like to attend the Annual Meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership of Common Stock as of the close of business on April 17, 2006. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting. In accordance with our security procedures, all persons attending the Annual Meeting must present photo identification and submit to screening by metal detector and x-ray examination of all packages, handbags and luggage.

Revoking a proxy

        Attending the Annual Meeting will not automatically revoke a proxy that was submitted through the Internet or by touch-tone telephone or mail

        You may revoke a proxy that was submitted through the Internet or by touch-tone telephone at any time before it is exercised by executing a later-dated proxy card, by subsequently voting through the Internet or by touch-tone telephone or by attending the Annual Meeting and voting in person by ballot.

        You may revoke a proxy that was submitted by mail at any time before it is exercised by giving written notice revoking the proxy to the Corporate Secretary, NYSE Group, Inc., 11 Wall Street, New York, NY 10005, by subsequently filing another proxy bearing a later date or by attending the Annual Meeting and voting in person by ballot.

Broker authority to vote

        Under NYSE rules, a member broker who holds shares in street name for customers generally has the authority to vote on certain proposals if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. Consequently, if your broker holds shares in your name and delivers this Proxy Statement to you, the broker is entitled to vote your shares for the election of directors and ratification of the appointment of our independent auditors even if the broker does not receive voting instructions from you.

Quorum

        A majority of all outstanding shares entitled to vote at the Annual Meeting constitutes a quorum (i.e., the minimum number of shares that must be present or represented by proxy at the Annual Meeting in order to transact business). Subject to the rules regarding the votes necessary to adopt the proposals discussed below, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. ("Broker non-votes" are proxies returned by brokerage firms for which no voting instructions have been received from beneficial owners.) Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the remainder of the meeting (including any meeting resulting from an adjournment or postponement of the Annual Meeting, unless a new record date is set).

Votes necessary to adopt proposals

        Under our Bylaws, a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting is required for the election of directors. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees. Our Bylaw provisions notwithstanding, we have adopted corporate governance guidelines that include a majority vote policy for the election of directors. Under this policy, in non-contested elections, if a director nominee receives a greater number of "withheld" or "against" votes than "for" votes, the director must immediately tender his or her resignation from the Board, and the Board will decide, through a process managed by the Nominating & Corporate Governance Committee and excluding the nominee in question, whether to accept the resignation. See Annex C—NYSE Group, Inc. Corporate Governance Guidelines.

        The affirmative vote of a majority of the votes cast by stockholders entitled to vote at the Annual Meeting is required to ratify the appointment of our independent auditors. An abstention from voting on this matter will be treated as "present" for quorum purposes. However, since an abstention is not treated as a "vote" for or against the matter, it will have no effect on the outcome of the vote.

Certain stockholder-related matters

        There are no stockholder proposals to be brought before the Annual Meeting. To the extent permissible, your proxy will be voted in the manner recommended by the Board or in the discretion of the proxy holders with respect to each matter properly brought before the meeting that has not been enumerated in this proxy statement or for which no specific direction was given on the proxy card. For information regarding inclusion of stockholder proposals in our 2007 Annual Meeting, see the information in this proxy statement under —Stockholder Proposals for 2007 Annual Meeting.

AVAILABILITY OF CERTAIN DOCUMENTS

Householding of Annual Meeting materials

        Some banks, brokers and other nominee record holders may participate in the practice of "householding" proxy statements and their accompanying documents. This means that only one copy of our proxy statement and our Form 10-K are sent to multiple stockholders sharing the same address. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at NYSE Group, Inc., 11 Wall Street, New York, NY 10005, (212) 656-5700 or InvestorRelations@nyse.com. If you want to receive separate copies of the proxy statement and our Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

        Our Form 10-K for the fiscal year ended December 31, 2005 is not proxy soliciting material.

Additional information

        We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our Internet website at www.nyse.com or the SEC's website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, without charge to any stockholder upon written or oral request to our Investor Relations Department at NYSE Group, Inc., 11 Wall Street, New York, NY 10005, (212) 656-5700 or InvestorRelations@nyse.com.

Stockholders List

        A list of the stockholders of record as of the Record Date will be available for inspection during ordinary business hours at our offices located at NYSE Group, Inc., 20 Broad Street, New York, NY, 10005, from May 18, 2006 up to the date of our Annual Meeting. To make arrangements to review the list, stockholders should contact our Corporate Secretary at (212) 656-2061. On the date of the Annual Meeting the list will be available for inspection by stockholders at the location of the Annual Meeting. In accordance with our security procedures, all persons requesting to inspect the stockholder list, either at our offices or at the location of the Annual Meeting, must present photo identification and submit to screening by metal detector and x-ray examination of all packages, handbags and luggage.

ELECTION OF DIRECTORS

Board of Directors

        Under our certificate of incorporation, only our Board of Directors may set the number of directors who may serve on the Board at any time. Our Board of Directors currently consists of eleven directors.

        At each annual meeting of the stockholders, all directors are elected for a term expiring at the next annual meeting of stockholders. Each director will hold office until the director's successor has been elected and qualified, or until the director's earlier resignation or removal. Currently, the Board of Directors consists of Marshall N. Carter (Chairman), John A. Thain (Chief Executive Officer), Ellyn L. Brown, William E. Ford, Shirley Ann Jackson, James S. McDonald, James J. McNulty, Alice M. Rivlin, Robert B. Shapiro, Karl M. von der Heyden and Edgar S. Woolard, Jr. Mr. Woolard is the only member of our Board of Directors not standing for re-election at the Annual Meeting.

2006 Annual Meeting

        The Board proposes the election as directors of the persons named below under "Nominees for Election to the Board of Directors for a Term Expiring in 2007" to hold office for a term ending at the annual meeting of stockholders to be held in 2007.

Your Vote

        If you sign the enclosed proxy card and return it to the Company or submit your proxy by touch-tone telephone or Internet, your proxy will be voted for Marshall N. Carter, John A. Thain, Ellyn L. Brown, William E. Ford, Shirley Ann Jackson, James S. McDonald, Duncan M. McFarland, James J. McNulty, Alice M. Rivlin, Robert B. Shapiro, and Karl M. von der Heyden, for terms expiring at the end of the annual meeting of stockholders to be held in 2007, unless you specifically indicate that you are withholding authority to vote for one or more of those nominees.

        Ten of the eleven nominees are current directors of the Company, and all nominees have agreed to serve on the Board if they are elected. If any nominee is unable (or for whatever reason declines) to serve as a director at any time before the Annual Meeting, proxies may be voted for the election of a qualified substitute nominee, or else the size of the Board will be reduced.

        The Board has determined, upon the recommendation of the Nominating & Governance Committee, and in accordance with our Corporate Governance Guidelines and the Candidate Nomination Policy of the NYSE Group, Inc., Board of Directors attached to this proxy statement as Annex D (the "Candidate Nomination Policy"), that all of our director nominees are "independent" within the meaning of the rules of the NYSE and NYSE Group's own director independence standards and have no material relationship with NYSE Group or its management (either directly or as a partner, stockholder or officer of an organization that has a relationship with NYSE Group), with the exception of Mr. Thain, our Chief Executive Officer.

        More information, including information concerning the operation of our Board as well as the security ownership and compensation of our directors, is included below in this proxy statement under —Corporate Governance, —Compensation and —Security Ownership of Certain Beneficial Owners and Management.

Nominees for Election to the Board of Directors
for a Term Expiring in 2007

Name	Age	Present Principal Occupation or Employment, Five-Year Employment History and Other Directorships
Marshall N. Carter	66	Mr. Carter has been the Chairman of NYSE Group Board of Directors since April 6, 2006 and has been a director since December 1, 2005. Mr. Carter became Chairman of the Board of the NYSE in April 2005, having served as a NYSE director since November 2003. Mr. Carter is the former Chairman and Chief Executive Officer of the State Street Bank and Trust Company, and of its holding company, State Street Corporation, where he served from 1992 until his retirement in 2001. He joined State Street in July 1991, as President and Chief Operating Officer, and became Chief Executive Officer in 1992 and Chairman in 1993.
John A. Thain	50
		Mr. Thain has been a director of NYSE Group since June 22, 2005 and its Chief Executive Officer since July 1, 2005. Since January 2004, Mr. Thain has served as Chief Executive Officer and a director of the NYSE. Previously, Mr. Thain was with The Goldman Sachs Group, Inc., serving as President and Chief Operating Officer since July 2003 and President and Co-Chief Operating Officer from May 1999 through June 2003. He was also a member of The Goldman Sachs Group, Inc. board between 1998 and 2003. Mr. Thain is the only member of NYSE Group management who serves on our Board of Directors.
Ellyn L. Brown	56
		Ms. Brown has been a director of NYSE Group since December 1, 2005. Ms. Brown also served as a director of the NYSE from April 2005 to March 7, 2006, the date on which the merger of the NYSE and Archipelago was completed. She also is a director of NYSE Regulation. Since 1996, she has been President of Brown & Associates, a corporate law and consulting firm based in the Baltimore area that specializes in operations, compliance and governance services for financial services industry clients. Ms. Brown was Maryland Securities Commissioner from 1987-1992. She teaches investment adviser and broker-dealer law at Villanova University Law School. Ms. Brown was a member of the board of the National Association of Securities Dealers Regulation, Inc. from 1996-1999, and served on the board of the Certified Financial Planner Board of Standards, the standard-setting body for the CFP credential, from 2000 to 2004.

William E. Ford	44
		Mr. Ford has been a director of NYSE Group since December 1, 2005. Mr. Ford served as a director of Archipelago from November 2003 to March 7, 2006, the date on which the merger of the NYSE and Archipelago was completed. Mr. Ford is President and a Managing Director of General Atlantic LLC, a global private equity firm that provides capital for innovative companies where information technology or intellectual property is a key driver of growth. Mr. Ford has been with General Atlantic LLC since 1991. Investment entities affiliated with General Atlantic LLC own approximately 6.7% of NYSE Group's currently outstanding Common Stock. Mr. Ford also serves as a director of NYMEX Holdings, Inc. and Computershare Limited.
Shirley Ann Jackson	59
		Dr. Jackson has been a director of NYSE Group since December 1, 2005. Dr. Jackson also served as a director of the NYSE from November 2003 to March 7, 2006, the date on which the merger of the NYSE and Archipelago was completed. She also is the Chairperson of the board of NYSE Regulation. Dr. Jackson has been President of Rensselaer Polytechnic Institute since 1999. From 1995 to 1999, she was chairman of the U.S. Nuclear Regulatory Commission. Dr. Jackson also serves as a director of Federal Express Corporation, Public Service Enterprise Group Incorporated, Marathon Oil Corporation, International Business Machines Corporation and Medtronic, Inc.
James S. McDonald	53
		Mr. McDonald has been a director of NYSE Group since December 1, 2005. Mr. McDonald also served as a director of the NYSE from November 2003 to March 7, 2006, the date on which the merger of the NYSE and Archipelago was completed. Since 2000, Mr. McDonald has been the President and Chief Executive Officer of Rockefeller & Co., a firm that provides investment management and financial counseling services. Prior to joining Rockefeller & Co., he served in various senior positions, among them President and Chief Executive Officer, and as a member of the board of the Pell, Rudman organization (now known as Atlantic Trust/Pell Rudman). Mr. McDonald also serves as a director of Rockefeller & Co. and Rockefeller Financial Services.

Duncan M. McFarland	62
		Mr. McFarland has not previously served as a director of NYSE Group. Mr. McFarland retired in June 2004 as the Chairman and Chief Executive Officer of Wellington Management Company after a career of nearly 40 years. Wellington Management is one of the largest global, independent investment managers. He currently serves on the board of two public companies, The Asia Pacific Fund, Inc. and Gannett Co., Inc., and is also a Trustee on the Financial Accounting Foundation, the overview board of the Financial Accounting Standards Board. Mr. McFarland also serves as an overseer of the New England Aquarium and as a trustee of the Claneil Foundation which primarily serves communities within the greater Philadelphia region, and the Bromley Charitable Trust.
James J. McNulty	55
		Mr. McNulty has been a director of NYSE Group since December 1, 2005. Mr. McNulty served as a director of Archipelago from August 2004 to March 7, 2006, the date on which the merger of the NYSE and Archipelago was completed. Mr. McNulty is retired. Mr. McNulty served as president and chief executive officer of the Chicago Mercantile Exchange from February 2000 to December 2003, and of Chicago Mercantile Exchange Holdings Inc. from August 2001 to December 2003. He served as a director of Chicago Mercantile Exchange Holdings Inc. and the Chicago Mercantile Exchange from April 2002 to December 2003 and previously served as a non-voting member of these boards. Prior to joining the Chicago Mercantile Exchange, he served as managing director and co-head of the Corporate Analysis and Structuring Team in the Corporate Finance Division at Warburg Dillon Read, an investment banking firm now known as UBS Investment Bank. Mr. McNulty was also a non-executive director of ICAP plc, and serves on its Nomination Committee, Risk Committee and Remunerations Committee. Mr. McNulty also served as a partner at O'Connor & Associates from 1989 to 1993.
Alice M. Rivlin	75
		Dr. Rivlin has been a director of NYSE Group since December 1, 2005. Dr. Rivlin also served as a director of the NYSE from April 2005 to March 7, 2006, the date on which the merger of the NYSE and Archipelago was completed. Since 1999, Dr. Rivlin has been a Senior Fellow in the Economic Studies program at the Brookings Institute and is Visiting Professor at the Public Policy Institute of Georgetown University. She is the founding director of the Congressional Budget Office and a former vice chair of the Federal Reserve Board. Dr. Rivlin also served as director of the White House Office of Management and Budget. She also serves as a director of BearingPoint, Inc.

Robert B. Shapiro	67
		Mr. Shapiro has been a director of NYSE Group since December 1, 2005. Mr. Shapiro served as a director of the NYSE from November 2003 to March 7, 2006, the date on which the merger of the NYSE and Archipelago was completed. Mr. Shapiro is former Chairman and Chief Executive Officer of Monsanto Company, a position to which he was appointed in 1995 after sixteen years with the company and its predecessor, G.D. Searle & Co., Inc. Upon the merger of Monsanto with Pharmacia & Upjohn, he served as chairman of the newly formed Pharmacia Corporation until his retirement in February 2001. Mr. Shapiro currently serves as Chairman and Managing Director of Sandbox Industries, LLC.
Karl M. von der Heyden	69
		Mr. von der Heyden has been a director of NYSE Group since December 1, 2005. Mr. von der Heyden served as a director of the NYSE from April 2005 to March 7, 2006, the date on which the merger of the NYSE and Archipelago was completed. Mr. von der Heyden was Vice Chairman of PepsiCo, Inc. from September 1996 to February 2001 and also Chief Financial Officer of PepsiCo, Inc. until February 1998. He concentrated on refocusing the company and making strategic acquisitions and divestitures. He serves as a director of Aramark Corporation, PanAmSat Holding Corporation, DreamWorks Animation SKG, Inc. and Federated Department Stores.

Board Recommendation

        Our Board of Directors unanimously recommends a vote FOR the election of Marshall N. Carter, John A. Thain, Ellyn L. Brown, William E. Ford, Shirley Ann Jackson, James S. McDonald, Duncan M. McFarland, James J. McNulty, Alice M. Rivlin, Robert B. Shapiro and Karl M. von der Heyden to the Board. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR each of the director nominees.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2006. We are submitting the selection of independent auditors for stockholder ratification at the Annual Meeting. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders.

        Our organizational documents do not require that our stockholders ratify the selection of PricewaterhouseCoopers LLP as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If our stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of NYSE Group and its stockholders.

        The Audit Committee pre-approves 100% of all audit and non-audit services rendered by PricewaterhouseCoopers LLP to NYSE Group or its subsidiaries. For more information regarding this policy, see —Corporate Governance—Audit Committee.

Fees Paid to Independent Auditors

        NYSE Group was organized on May 2, 2005. As of December 31, 2005 and up until March 7, 2006, NYSE Group had no assets (other than the $200 it received on December 29, 2005 from the sale of one share of its common stock to each of the NYSE and Archipelago) and had not conducted any material activities other than those incident to its formation. However, on March 7, 2006, upon the consummation of the merger of NYSE and Archipelago, NYSE Group became the parent company of NYSE LLC and Archipelago.

        The following table shows information about fees that the NYSE (the predecessor to NYSE Group) paid to PricewaterhouseCoopers LLP during the fiscal years ended December 31, 2005 and December 31, 2004:

Fee Category	2005	2004
Audit Fees(1)	$1,309,756	$714,200
Audit-Related Fees(2)	632,357	159,800
Tax Fees(3)	504,900	383,753
All Other Fees	75,500	55,800

Total	$2,522,513	$1,313,553

(1)
Audit fees represent the audit, inclusive of Securities Industry Automation Corporation, of NYSE and NYSE Group's annual consolidated financial statements, the reviews of the NYSE Group's quarterly reports on Form 10-Q, and reviews of the consolidated financial statements included in our registration statements on Forms S-4 and S-1.

(2)
Audit-related fees represent due diligence procedures in connection with the merger with Archipelago, employee benefit plan audits, review of the NYSE Section 404 internal control program design and other required audits.

(3)
Tax fees represent tax services related to tax compliance, advice and planning, and services in connection with the merger.

        The following table shows information about fees that Archipelago (which became a subsidiary of NYSE Group on March 7, 2006 upon the completion of the merger) paid to Ernst & Young LLP during the fiscal years ended December 31, 2005 and December 31, 2004:

Fee Category	2005	2004
Audit Fees(1)	$1,270,000	$977,000
Audit-Related Fees(2)	970,000	374,000
Tax Fees(3)	133,000	313,000
All Other Fees	0	0

Total	$2,373,000	$1,664,000

(1)
The aggregate fees incurred include amounts for the audit of Archipelago's consolidated financial statements, the audit of Archipelago's broker-dealer subsidiaries' annual financial statements, the audit of internal controls over financial reporting for Archipelago Holdings, Inc. and the review of quarterly reports on Form 10-Q, including services related thereto such as statutory audits, consents and assistance with and review of documents filed with the SEC and other regulatory bodies.

(2)
The aggregate fees incurred include amounts for services provided primarily in relation to financial and tax due diligence procedures as well as the review of certain of our information systems.

(3)
The aggregate fees incurred for tax services include amounts in connection with tax compliance and tax consulting services.

Board Recommendation

        The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for our fiscal year ending December 31, 2006. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of the appointment.

CORPORATE GOVERNANCE

Overview

        We are a holding company that, through our subsidiaries, operates two securities exchanges: the NYSE and NYSE Arca. We were formed in connection with the merger of the NYSE and Archipelago, which was completed on March 7, 2006.

        On March 7, 2006, the date of the completion of the merger and the date preceding the date on which our stock became publicly traded, the members of our Board of Directors were Marshall N. Carter, John A. Thain, Ellyn L. Brown, William E. Ford, Shirley Ann Jackson, James S. McDonald, James J. McNulty, Alice M. Rivlin, Robert B. Shapiro, Karl M. von der Heyden and Edgar S. Woolard, Jr., all of whom had been duly appointed as directors of NYSE Group on December 1, 2005 with the exception of Mr. Thain who was appointed on May 2, 2005.

        The charters of our Audit, Human Resources & Compensation and Nominating & Governance Committees, as well as our Code of Ethics and Business Conduct and Corporate Governance Guidelines, are available on our website at www.nyse.com and are available in hard copy to any stockholder upon request. We also have a Candidate Nomination Policy which is also available on our website. That policy, along with our Audit Committee Charter, Corporate Governance Guidelines, and the NYSE Group, Inc. Independence Policy of the Board of Directors ("the Independence Policy") are attached to this proxy statement as Annexes D, B, C and E, respectively.

Requirements for Directors in our Certificate of Incorporation

        Our Certificate of Incorporation provides that no person that is subject to any statutory disqualification (as defined under Section 3(a)(39) of the Exchange Act) will be permitted to serve as a director of NYSE Group.

Director Independence

        Our Common Stock is listed on the NYSE. Therefore, our Board of Directors must comply with the corporate governance requirements, including the director independence standards, set forth in the NYSE Listed Company Manual. Those standards require that a majority of the Board be comprised of directors that have no material relationship with the listed company. The Independence Policy goes beyond the listing standards in several respects. First, under our Independence Policy, each member of our Board, other than our Chief Executive Officer, must be independent, not just the majority required by the NYSE listing standards. Second, independence under our Independence Policy involves not only independence from the company and its management as prescribed by the NYSE listing standards, but also requires that (1) directors not be affiliated, presently or within the last three years, with any member organization of the NYSE or NYSE Arca, (2) directors not presently be employed by or affiliated with a non-member broker-dealer and (3) directors not presently be an executive officer of an issuer listed on the NYSE or NYSE Arca.

        Our Audit, Human Resources & Compensation and Nominating & Governance Committees, which are described below in this section, are comprised entirely of directors who have been determined to be independent under our Independence Policy. Additionally, the members of our Audit Committee meet the criteria for independence under Rule 10A-3 under the Exchange Act.

        Our full Board of Directors reviewed the independence of each board member under the standards set forth in our Independence Policy (which include the NYSE listing standards for independence). The full Board considered, among other things, transactions and relationships between each director or any member of his or her immediate family and NYSE Group and its subsidiaries and affiliates over a three-year period. The types of transactions and relationships that could be considered included direct commercial, industrial, banking, consulting, legal, accounting and charitable relationships as well as indirect relationships such as serving as a partner or officer, or holding shares, of an organization that has a relationship with NYSE Group and its subsidiaries and affiliates.

        The full Board of Directors affirmatively determined that each of Marshall N. Carter, Ellyn L. Brown, William E. Ford, Shirley Ann Jackson, James S. McDonald, Duncan M. McFarland, James J. McNulty, Alice M. Rivlin, Robert B. Shapiro and Karl M. von der Heyden are independent. None of the independent directors, other than Mr. Ford, has any relationship with NYSE Group or its management, outside of their directorships on the boards of NYSE Group and its subsidiaries. The Board of Directors has determined that Mr. Ford has no material relationship. Mr. Ford's only relationship is his position with General Atlantic LLC, whose affiliated entities own approximately 6.7% of our Common Stock. The NYSE listing standards specify that "the Exchange does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding".

Annual Performance Evaluations

        Because, prior to March 7, 2006, the NYSE Group conducted no material activities other than those incident to its formation and was not a publicly held company, the NYSE Group Board of Directors neither conducted a self evaluation nor evaluated itself and its committees to determine whether they were functioning effectively and to determine whether modifications were necessary. The Board of Directors intends to conduct annual evaluations in the future.

Meetings and Committees

        Since December 1, 2005, the date on which our current Board was constituted, our Board of Directors held one meeting during the remainder of our 2005 fiscal year. It was held on December 1, 2005 solely for the purpose of effecting organizational matters pertaining to the merger and, accordingly, did not include an executive session of the non-management directors. Because they were not notified of the meeting, Messrs. Ford and McNulty did not attend the December 1, 2005 meeting. They subsequently waived notice. Each of our other incumbent directors attended the December 1, 2005 meeting. To date there have been three board meetings in 2006. Each of our incumbent directors has attended each of those meetings with the exception of Mr. Shapiro who was unable to attend one meeting. As a matter of Board policy, it is expected that each director will be available to attend substantially all of the meetings of the Board and any committees on which the director serves. Our Board of Directors has three standing committees, each of which is described below.

        Because NYSE Group did not conduct any significant activities other than those incident to its formation and was not a publicly traded company during fiscal 2005, it did not need Board committees in 2005, and it did not have any. The following Board committees were formed on or before March 7, 2006, the date the merger was completed. On April 7, 2006, Mr. McNulty joined the Audit Committee and Mr. Ford joined the Human Resources & Compensation Committee. All of the independent directors were members of the Nominating & Governance Committee prior to April 6, 2006, when that committee was reconstituted with the membership specified below.

Audit Committee

Members: James S. McDonald (Chair), James J. McNulty, Robert B. Shapiro and Karl M. von der Heyden

        All members of our Audit Committee are financially literate. Messrs. Shapiro and von der Heyden have been determined to be "audit committee financial experts" as defined by SEC rules. Mr. von der Heyden currently serves on the audit committees of five public companies. It is anticipated that by the end of June 2006, Mr. von der Heyden will conclude his service on two of the other public audit committees. In accordance with the NYSE listing standards, the Board has determined that this simultaneous service does not impair Mr. von der Heyden's ability to effectively serve on our Audit Committee. The Board of Directors has adopted an Audit Committee Charter which is attached to this proxy statement as Annex B and available on our website at www.nyse.com.

        From March 7, 2006 to date, our Audit Committee has met twice. Both meetings included executive sessions and private sessions with management and private sessions with our independent auditors. The Audit Committee's responsibilities under its charter are described in detail in the report of the Audit Committee that is included in this proxy statement below under —Report of the Audit Committee.

Human Resources & Compensation Committee

Members: William E. Ford, Shirley Ann Jackson, Alice M. Rivlin, Robert B. Shapiro (Chair), and Edgar S. Woolard, Jr.

        The Human Resources & Compensation Committee has adopted a Compensation Committee Charter which is available on our website at www.nyse.com. From March 7, 2006 to date, our Human Resources & Compensation Committee has met once. The Human Resources & Compensation Committee's responsibilities under its charter are described in the report of the Human Resources & Compensation Committee that is included in this proxy statement under —Report of the Human Resources & Compensation Committee.

Nominating & Governance Committee

Members: Marshall N. Carter, James J. McNulty, Alice M. Rivlin (Chair) and Karl M. von der Heyden

        The Nominating & Governance Committee has adopted a Nominating & Governance Committee Charter which is available on our website at www.nyse.com. The Nominating & Governance Committee's responsibilities under its charter are described in the report of the Nominating & Governance Committee that is included in this proxy statement under —Report of the Nominating & Governance Committee.

        In identifying and recommending nominees for positions on the Board of Directors, the Nominating & Governance Committee places primary emphasis on the criteria set forth in our Corporate Governance Guidelines and Candidate Nomination Policy, which contain the minimum qualifications that nominees must meet in order for the Committee to recommend them to the Board, including independence, skills, experience, business understanding and available time.

        The Committee considers each nominee on his or her individual merits, taking into account the needs of NYSE Group and the composition of the Board of Directors. Members of the Nominating & Governance Committee discuss and evaluate director candidates and may employ outside consultants to help identify director candidates.

        The Nominating & Governance Committee will consider nominees recommended by stockholders, listed companies, member organizations and public investors. The Candidate Nomination Policy is attached to this proxy statement as Annex D and provides a process for consideration of nominees recommended by stockholders.

        From March 7, 2006 to date, our Nominating & Governance Committee has met once, as described in greater detail in the report of the Nominating & Governance Committee that is included in this proxy statement under —Report of the Nominating & Governance Committee.

Meeting of Non-management Directors

        Our non-management directors will meet regularly in executive session without management participation, as required by the NYSE listing standards. Marshall N. Carter will be the director presiding at these meetings.

Employee Complaint Procedures for Accounting, Internal Accounting Controls or Auditing Matters and Procedures for Communications with the Chairman of the Board

        We have adopted a policy (1) to enable any employee of the NYSE Group who has a good-faith complaint regarding the NYSE Group's accounting, internal accounting controls or auditing matters to communicate that complaint directly to the Audit Committee, and (2) to enable anyone who has a concern about NYSE Group to communicate that concern directly to the Chairman of the Board of NYSE Group. Such communications may be made on a confidential or anonymous basis and may be emailed, submitted in writing or reported by phone. Employees with complaints regarding accounting matters may report them to the NYSE Group General Counsel, Richard P. Bernard, by mail to NYSE Group, Inc., 11 Wall Street, New York, NY 10005 or by email to rbernard@nyse.com, or through EthicsPoint, a third-party anonymous and confidential reporting website (www.ethicspoint.com) and telephone hotline (866-294-4493). Anyone wishing to communicate concerns to the Chairman of the Board, Marshall N. Carter, may mail him at the foregoing NYSE Group address or email him at mcarter@nyse.com or, alternatively, may forward their concerns through the General Counsel or Ethicspoint.

EXECUTIVE OFFICERS

Executive Officers and Significant Employees

        The only member of our senior management team who also serves as a director of NYSE Group is John A. Thain, our Chief Executive Officer. The following table sets forth information about our senior officers.

Name	Position
John A. Thain	Chief Executive Officer
Catherine R. Kinney	President and Co-Chief Operating Officer
Gerald D. Putnam	President and Co-Chief Operating Officer
Richard P. Bernard	Executive Vice President and General Counsel
Dale B. Bernstein	Executive Vice President of Human Resources
Nelson Chai	Executive Vice President and Chief Financial Officer
Margaret D. Tutwiler	Executive Vice President of Communications and Government Relations
Name	Age	Present Principal Occupation or Employment, Five-Year Employment History and Other Directorships
Catherine R. Kinney	54	Mrs. Kinney is president and Co-Chief Operating Officer of NYSE Group. From January 2002 to March 7, 2006, Mrs. Kinney served as president and Co-Chief Operating Officer of the NYSE. Prior to that time, Mrs. Kinney served as group Executive Vice President of the NYSE since June 1995, overseeing the NYSE's competitive position and relationships with its listed companies, member organizations and institutions as well as ETFs and Fixed Income divisions. Prior to that, since 1986, she was responsible for managing trading-floor operations and technology. Joining the NYSE in 1974, Mrs. Kinney has worked in several departments, including regulation, sales and marketing, and technology planning.
Gerald D. Putnam	47
		Mr. Putnam is President and Co-Chief Operating Officer of NYSE Group. Mr. Putnam was co-founder, Chairman of the Board of Directors and Chief Executive Officer of Archipelago. In 1994, Mr. Putnam founded Terra Nova Trading, L.L.C. and served as its president until 1999. Previously, he held positions with financial institutions such as Walsh, Greenwood & Co., Jefferies & Company, Inc., PaineWebber Incorporated, Prudential Financial, Inc. and Geldermann Securities, Inc. Mr. Putnam currently serves on the Management Committee of TAL Financial Services, LLC, of which Terra Nova Trading, L.L.C. is a wholly owned subsidiary. Mr. Putnam also serves as the Chief Executive Officer and Chairman of the Board of Directors of NYSE Arca.
Richard P. Bernard	55
		Mr. Bernard is Executive Vice President and General Counsel of NYSE Group. Mr. Bernard is also responsible for the administrative supervision of the NYSE Group's corporate audit and regulatory quality review functions. From January 1, 1996 to March 7, 2006, Mr. Bernard served as Executive Vice President and General Counsel of the NYSE. Prior to 1996, Mr. Bernard served as senior advisor to the Russian Commission on Securities and the Capital Market and, before that, as partner-in-charge of the Moscow Office of the law firm of Milbank, Tweed, Hadley & McCloy LLP. Prior to his assignment in Moscow, Mr. Bernard served for 16 years as outside counsel to the NYSE while an associate and later as partner at Milbank, Tweed, Hadley & McCloy LLP. Mr. Bernard has given notice that he intends to retire effective July 1, 2006.

Dale B. Bernstein	51
		Ms. Bernstein is Executive Vice President of Human Resources of NYSE Group. Ms. Bernstein was named Executive Vice President of Human Resources of the NYSE in January 2006, and was named Senior Vice President of Human Resources & Corporate Services of the NYSE in February 2004. Ms. Bernstein is also responsible for the administrative oversight of the NYSE ethics function. Ms. Bernstein has been employed with the NYSE since 1986. Prior to joining the NYSE, Ms. Bernstein held various human resources management positions at RCA Corporation.
Nelson Chai	40
		Mr. Chai is Executive Vice President and Chief Financial Officer of NYSE Group. Prior to the merger, Mr. Chai was the Chief Financial Officer of Archipelago since June 2000. Prior to joining Archipelago in June 2000, Mr. Chai was Senior Vice President of Business Development and a member of the Executive Committee of Dade Behring, Inc., a leading manufacturer of medical diagnostics products. He joined Dade Behring in 1997 as corporate vice president of worldwide field finance, where he was responsible for the finance organization for all company business operations.
Margaret D. Tutwiler	55
		Ms. Tutwiler is Executive Vice President of Communications and Government Relations of NYSE Group. From July 2004 to March 7, 2006, Ms. Tutwiler was the Executive Vice President of Communications and Government Relations of the NYSE. Ms. Tutwiler was the U.S. Undersecretary of State for Public Diplomacy and Public Affairs from 2003 to 2004. Prior to that, she served as U.S. Ambassador to the Kingdom of Morocco from July 2001 until August 2003 and served in the White House as Assistant to the President and Special Adviser for Communications from January to June of 2001. From 1995 to 2000, Ms. Tutwiler worked in the private sector, first as president of a public-relations firm, then as Senior Vice President for Public Affairs at the Cellular Telecommunications Industry Association in Washington, D.C.

        In addition to the aforementioned executive officers, we have determined that Richard G. Ketchum, Chief Executive Officer of NYSE Regulation, performs certain policy making functions with respect to NYSE Group, although he is not an officer or employee of any unit of NYSE Group other than NYSE Regulation, and he reports solely to the NYSE Regulation Board of Directors. Set forth below are the age and biographical information of Mr. Ketchum.

Name	Age	Present Principal Occupation or Employment, Five-Year Employment History and Other Directorships
Richard G. Ketchum	55	Mr. Ketchum is the Chief Executive Officer of NYSE Regulation. During the two years preceding the merger of the NYSE and Archipelago, Mr. Ketchum was the Chief Regulatory Officer of the NYSE. From June 2003 to March 2004, he was General Counsel of the Corporate and Investment Bank of Citigroup, Inc., and a member of the unit's planning group, Business Practices Committee and Risk Management Committee. Previously, Mr. Ketchum spent 12 years at the NASD and the Nasdaq Stock Market, Inc. ("Nasdaq"). He served as president of Nasdaq for three years and president of NASD for seven years.

Employment Contracts and Change of Control Arrangements

Employment Agreement with John A. Thain

        Mr. Thain, our Chief Executive Officer and a member of our Board of Directors, is engaged pursuant to letter agreements with NYSE to serve at an annual base salary of $4,120,000. Under these letter agreements, Mr. Thain irrevocably waived his right to participate in any employee benefit plans, programs or arrangements of the NYSE, other than participation in the medical, dental, vision and short-term disability benefit plan portions of the NYSE's welfare benefit plan and the executive medical spending program. Mr. Thain is not eligible for an incentive award and does not participate in the Capital Accumulation Plan ("CAP"), the Supplemental Executive Retirement Plan ("SERP"), the Supplemental Executive Savings Plan ("SESP"), the Employee Savings Plan (as defined below) or the Retirement Plan for Eligible Employees of the NYSE (the "Retirement Plan"). In addition, Mr. Thain has agreed to defer $120,000 of his annual base pay each year, and the NYSE has agreed to credit Mr. Thain with a deemed matching contribution equal to $120,000 per year, all to be invested in the vehicles delineated under SESP. This money may be withdrawn only after Mr. Thain reaches age 60.

        Mr. Thain disclosed his then existing equity securities holdings to the NYSE in the letter agreements. Consistent with his responsibilities under the Code of Ethics and Business Conduct, the letter agreements reiterate his obligation to recuse himself from matters pertaining to his former employer, The Goldman Sachs Group, Inc. The NYSE employee ethics statement precluded (and our employee ethics statement precludes) employees from owning equity securities of member organizations and requires new employees to divest any of these securities within six months of employment. At the time that he accepted the position of chief executive officer, Mr. Thain had significant holdings of The Goldman Sachs Group, Inc. equity securities. The NYSE Board of Directors determined to waive the divestiture requirement and, instead, to require Mr. Thain to place the securities in a blind trust.

        Our Board of Directors intends to propose to Mr. Thain an amendment to his letter agreements that would reduce his annual base salary to $750,000, create performance-based incentive compensation with cash and equity targets totaling $5.25 million, for a total compensation target of $6.0 million, and cause him to participate in the benefit plans currently available to senior executives.

Letter Regarding Mrs. Kinney's Supplemental Executive Retirement Plan Benefits

        The minimum SERP benefits established for Mrs. Kinney are documented in a letter. If Mrs. Kinney terminates employment at age 55, she will receive a life annuity under the SERP equal to $1,000,000 per year, which will increase ratably each year until the life annuity reaches $1,250,000 per year at age 60, at which point she will continue to receive $1,250,000 per year. The present value of the SERP benefit will be paid in ten annual payments in accordance with the terms of the SERP, as soon as practicable after the date of retirement. In addition, if Mrs. Kinney terminates employment prior to age 55, she is vested in $900,000 per year payable as a life annuity commencing at age 55. These amounts are offset by Social Security benefits beginning at age 62.

Change-In-Control Severance Agreements

        Prior to the merger of the NYSE and Archipelago, Archipelago had entered into employment or change-in-control severance agreements with each of Messrs. Putnam, Chai and Kevin J.P. O'Hara. Messrs. Putnam and Chai are now President and Co-Chief Operating Officer, and Executive Vice President and Chief Financial Officer of NYSE Group, respectively. Prior to his resignation effective April 12, 2006, Mr. O'Hara was Executive Vice President and Co-General Counsel of NYSE Group. Those agreements provided, among other things, that the unvested equity awards of each of Messrs. Putnam, Chai and O'Hara will vest in the event of their termination.

        On December 30, 2005, Archipelago entered into modification agreements, which modified certain payments and vesting that would have otherwise occurred in 2006 following certain terminations after the completion of the merger of the NYSE and Archipelago. The modification agreements were entered into in order to help ensure (1) the executive officers would remain with the combined company following the merger, (2) compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which governs the taxation of arrangements that provide for the deferral of compensation, and (3) that certain significant tax-related cost savings for the combined company were achieved. In addition, the agreements helped to harmonize the compensation structure applicable to Archipelago executives after the closing of the merger with the compensation structure applicable to NYSE executives. The NYSE consented to the execution of these modification agreements.

        Under the modification agreements, on December 30, 2005, (1) each of the Archipelago executive officers received a cash payment in lieu of the cash severance amount otherwise payable pursuant to the executive officer's employment agreement or change-in-control severance agreement, as applicable, and (2) each of their Archipelago restricted stock units fully vested in lieu of the accelerated vesting otherwise provided under such equity awards. In addition, the modification agreements provided that, immediately prior to the closing of the merger, up to 75% of the unvested stock options held by each of the executive officers would vest.

        In the case of Mr. O'Hara, the remainder of his stock options vested upon his termination of employment in accordance with the terms of his change-in-control severance agreement.

        The table below sets forth the amounts provided by the modification agreements:

	Cash Payment	Restricted Stock Options Vesting	Options Vesting
Gerald D. Putnam	$7,875,000	135,893	303,234
Nelson Chai	$2,250,000	52,906	87,778
Kevin J.P. O'Hara	$2,250,000	52,906	87,778

Legal Proceedings Involving Directors, Officers, Affiliates or Beneficial Owners

  Matters Relating to John A. Thain

        On July 12, 2005, Allison L. Wey filed a complaint in New York Supreme Court against the NYSE and the Chief Executive Officer of the NYSE, John A. Thain, alleging causes of action for fraud, negligent misrepresentation and breach of fiduciary duty, and seeking unspecified compensatory damages. Ms. Wey, a former NYSE member, alleges that in connection with the sale of her NYSE membership on March 21, 2005, she relied to her detriment on statements that Mr. Thain allegedly made to certain NYSE members on February 15, 2005 regarding the NYSE's intention to "go public." The NYSE and Mr. Thain believe that the claims are without merit. The NYSE and Mr. Thain filed an answer to the complaint on December 23, 2005; the case presently is in discovery.

        On March 2, 2006, Janet Hyman, a former NYSE member, filed a complaint in New York Supreme Court against the NYSE and Mr. Thain. The complaint seeks compensatory damages for alleged breach of fiduciary duty based on a purported duty of defendants to disclose NYSE's merger discussions with Archipelago prior to Hyman's sale of her NYSE membership on March 1, 2005.

        On March 15, 2006, Sylvia Lief, another former NYSE member who is represented by the same law firm as plaintiff Janet Hyman, filed a similar complaint in New York Supreme Court against the NYSE and Mr. Thain that also seeks compensatory damages for alleged breach of fiduciary duty based on a purported duty of defendants to disclose NYSE's merger discussions with Archipelago prior to Lief's sale of her NYSE membership on March 2, 2005.

        On April 24, 2006, the NYSE and Mr. Thain filed motions to dismiss each of the complaints filed by plaintiffs Hyman and Lief on the ground, among others, that they had no legal duty to make the disclosures alleged by plaintiffs.

Matters Relating to Gerald D. Putnam

        Mr. Putnam, our President and Co-Chief Operating Officer, is currently, or was, involved in the following legal proceedings. Archipelago had also been a party to each of the matters described below; however, subsequently, Archipelago has been dismissed from each matter.

        Borsellino Litigation.    In September 2000, plaintiffs Lewis Borsellino, a former business partner of Mr. Putnam and equity holder in Chicago Trading and Arbitrage ("CTA"), and I.M. Acquisitions, L.L.C., an entity owned by Mr. Borsellino, filed a complaint in Illinois State Circuit Court naming Mr. Putnam and other former members of CTA as defendants. The complaint alleged that Mr. Putnam and the other defendants secretly diverted assets of CTA to their other business ventures. The complaint also alleges that a 1998 Settlement Agreement between the parties addressing these allegations was based on fraud, and that the defendants violated their fiduciary duties with respect to plaintiffs by allegedly failing to disclose material information during the 1998 settlement negotiations. Archipelago, L.L.C. (the predecessor company to Wave Securities, L.L.C.) was also named as a defendant in this action although it was never a member of CTA.

        On April 11, 2001, the court dismissed Archipelago L.L.C. and the other defendants with prejudice from the September 2000 complaint. In May 2001, the plaintiffs filed a motion to vacate the court's dismissal order and for leave to file an amended complaint against the original defendants.

        In November 2001, the court granted the plaintiffs' motion and allowed the plaintiffs to file their amended complaint against Mr. Putnam and the other defendants, except Archipelago L.L.C.

        On January 16, 2002, the plaintiffs filed a second amended complaint that seeks compensatory and punitive damages in excess of $80.0 million, as well as reimbursement of attorneys' fees and the cost of litigation.

        On March 24, 2004, the plaintiffs filed a motion for leave to file a third amended complaint, which, if granted, would replace the second amended complaint. On April 28, 2004, the defendants filed a motion in opposition to the plaintiffs' motion for leave to file a third amended complaint.

        In addition to the litigation described above, on March 23, 2004, the plaintiffs filed a separate complaint against Archipelago Holdings, L.L.C. and "ArcaEx" alleging, among other things, unjust enrichment in connection with the alleged activities of the CTA member defendants, including Mr. Putnam. On September 14, 2004, the Illinois Circuit Court entered an order dismissing both Archipelago Holdings L.L.C. and "ArcaEx" from this litigation with prejudice.

        Lozman Litigation.    Archipelago L.L.C., Archipelago Holdings, L.L.C., Terra Nova Trading, L.L.C. ("TNT"), an investor in Archipelago and Mr. Putnam, were named as defendants in a civil action filed in the Circuit Court of Cook County, Illinois, on August 9, 1999. One plaintiff, Fane Lozman, is a former business associate of Mr. Putnam, and another plaintiff, Blue Water Partners, Inc., is a corporation owned by Mr. Lozman. Mr. Putnam was at one time its president. The wrongful conduct alleged in plaintiffs' complaint predates Archipelago's formation in December 1996. Plaintiffs alleged that Archipelago (i) breached a joint venture agreement with the plaintiffs, (ii) engaged in corporate oppression in violation of Illinois law, (iii) usurped corporate opportunities belonging to the plaintiffs in the form of the plaintiffs' "ideas" concerning electronic communication networks, electronic trading and electronic stock exchanges, (iv) breached duties of good faith and fair dealing, and (v) conspired with the other defendants to injure the plaintiffs. The lawsuit seeks, among other relief, money damages, an accounting and the imposition of a constructive trust on all property, benefits, profits and unjust enrichment the defendants have received and will receive by virtue of the alleged wrongful acts.

        We believe these claims relate only to TNT's ownership in Archipelago and any direct or indirect interest of Mr. Putnam, Stuart Townsend and MarrGwen Townsend in Archipelago.

        The Circuit Court dismissed all of the plaintiffs' claims against Archipelago on March 20, 2000. In April 2002, the Appellate Court of Illinois affirmed the Circuit Court's order of dismissal, except that it determined that it did not have appellate jurisdiction to review the dismissal of the plaintiffs' claims against Archipelago for usurpation of corporate opportunities, which contend that Archipelago is derivatively liable for the conduct of the remaining defendants.

        With regard to the remaining claims against Mr. Putnam and TNT, a trial by jury commenced in November 2004. On December 16, 2004, the jury rendered binding verdicts on the oral and written contract claims and found that Mr. Putnam and TNT were not liable. The jury also found that the releases executed in 1995 by and between the plaintiffs and Mr. Putnam and TNT, were valid and enforceable. As for the claim that Mr. Putnam breached his fiduciary duty to the plaintiffs, the jury issued an advisory verdict to the judge in which it determined that Mr. Putnam and TNT, had usurped a corporate opportunity in violation of his fiduciary duties. The jury also answered a non-binding special interrogatory in which it valued the usurped opportunity at $2.5 million. However, the judge determined that because plaintiffs' fiduciary duty claim is equitable in nature, the judge, rather than the jury, would make the final, binding determination as to Mr. Putnam's liability under this claim and the amount of damages. On July 25, 2005, the court entered a final judgment in favor of Mr. Putnam and the other defendants on all counts including the plaintiffs' claim of usurpation of corporate opportunity and breach of fiduciary duty.

COMPENSATION

NYSE Group Director Compensation and Indemnification

        NYSE Group directors, other than our Chairman and our Chief Executive Officer, are entitled to an annual fee of $75,000. The Chairman of the Board is entitled to an annual fee of $250,000. No NYSE Group director is entitled to receive an annual fee except upon request. NYSE Group directors are also reimbursed for their out-of-pocket travel expenses. During 2006, the Board of Directors plans to implement an equity compensation plan for directors.

        The NYSE Group Bylaws provide indemnification to NYSE directors and others against liability arising from their service to the full extent permitted by law. NYSE Group has obtained a directors' and officers' liability insurance policy.

Executive Compensation

        NYSE Group was created in 2005 for the purpose of consummating the merger of the NYSE and Archipelago. Prior to the completion of the merger on March 7, 2006, NYSE Group conducted no significant business. Thus, for the past three fiscal years, NYSE Group's officers and directors were not compensated by NYSE Group, but rather by either the NYSE or Archipelago, as and to the extent indicated below. The table below sets forth for the last three fiscal years the compensation of the Chief Executive Officer of NYSE Group and the other four most highly compensated executive officers who served as officers of NYSE Group during 2005 and who were serving as officers of the NYSE or Archipelago at the end of the last completed fiscal year.

Summary Compensation Table

		Annual Compensation(1)				Long Term Compensation(1)
Name and Title	Year	Salary(2)		Bonus		Restricted Stock Unit Awards(3)		Securities Underlying Options(4)	Capital Accumulation Plan(5)		All Other Compensation(6)
John A. Thain Chief Executive Officer	2005 2004	$ $	4,120,000 3,920,000		$2,000,000 —		— —	— —		— —	$ $	120,000 120,000
Catherine R. Kinney President and Co-Chief Operating Officer	2005 2004 2003	$ $ $	750,000 750,000 750,000	$ $ $	1,500,000 1,200,000 525,000		— — —	— — —	$	— — 262,500	$ $ $	63,425 81,371 69,726
Gerald D. Putnam President and Co-Chief Operating Officer	2005 2004 2003	$ $ $	750,000 782,885 600,000	$ $ $	2,250,000 1,500,000 1,800,000	$ $	6,794,650 1,399,995 —	— 372,366 222,222		— — —	$ $ $	7,875,000 743,207 6,300	(9) (7)
Nelson Chai Executive Vice President and Chief Financial Officer	2005 2004 2003	$ $ $	365,000 341,942 300,000	$ $ $	750,000 412,500 540,000	$ $	2,645,300 649,994 —	— 95,648 122,222		— — —	$ $ $	2,259,420 9,510 9,660	(9)
Kevin J.P. O'Hara(8) Executive Vice President and Co-General Counsel	2005 2004 2003	$ $ $	365,000 341,192 300,000	$ $ $	750,000 412,500 540,000	$ $	2,645,300 649,994 —	— 95,648 122,222		— — —	$ $ $	2,256,000 6,150 6,300	(9)

(1)
Because the merger of the NYSE and Archipelago was not completed until after the end of 2005, the compensation for Mr. Thain and Mrs. Kinney represents compensation that they received as executive officers of the NYSE, and the compensation for Messrs. Putnam, Chai and O'Hara represents compensation that they received as executive officers of Archipelago. Mr. Thain did not join the NYSE until January 2004.

(2)
Salaries were paid to Archipelago employees on a bi-weekly basis, and in 2004 there were 27 pay periods. As a result, the 2004 salaries for Messrs. Putnam, Chai and O'Hara include their respective base salary (consisting of $750,000 in the case of Mr. Putnam and $330,000 for Messrs. Chai and O'Hara), plus a payment for one additional pay period.

(3)
The values of the restricted stock unit awards that were granted for the fiscal year ended December 31, 2005 were determined for each named executive officer, respectively, by multiplying the number of RSUs awarded to each named executive officer by $50.00, the closing price of Archipelago common stock on December 30, 2005, the date on which the restricted stock units vested and the underlying shares were deliverable to the named executive officers. Each restricted stock unit represents a right to receive one share of Common Stock upon vesting.

(4)
Includes the following number of stock options granted on March 16, 2005 for the fiscal year ended December 31, 2004: 55,700 to Mr. Putnam and 25,648 for each of Messrs. Chai and O'Hara. Such options have an exercise price of $19.30.

(5)
Effective January 1, 2004, the Capital Accumulation Plan was frozen. No further credits to the Capital Accumulation Plan have been made for services performed after December 31, 2003. Prior awards continue to vest according to the vesting schedules. The award is treated as a book entry earning the interest rate of the 10-year U.S. treasury note in effect on the last business day of the prior calendar year until it is vested. Vesting is based solely on the age of the participant and continued employment. Once vested, the awards are transferred to a Rabbi Trust, where the rate of return is based on the individual participant's selection of investment vehicles. Participants may currently choose from nine mutual funds as investment vehicles. Participants may elect to receive their vested account balances in a lump sum distribution or annual installments following termination of employment. The current vesting schedule is as follows:

Age	% Vested
<55	0
55	10
56	20
57	30
58	50
59	70
60	100

  The vesting schedule for amounts credited through the year 2000 provided similar percentage vesting but over an age range from 50 to 55 years of age.

(6)
Includes (a) NYSE company match to the executive's Employee Savings Plan account and SESP account, and (b) taxable term life insurance premiums. The NYSE permitted all employees with five weeks of vacation (those with 18 or more years of service) to "cash in" up to five vacation days per year. The NYSE also permitted all employees to similarly "cash in" up to six sick days per year. These amounts, if any, for the named executives are also included in this column. Effective January 1, 2005, the ability to "cash in" vacation and sick days was terminated. The NYSE eliminated reimbursement for initiation fees and annual dues for country clubs and other entertainment venues (other than for luncheon clubs) and for financial planning benefits, effective July 2004.

(7)
Includes a payment of $743,207 made to GSP, L.L.C., in which Mr. Putnam owns a controlling interest, to permit the payment of taxes owed for the shares of Archipelago Holdings, L.L.C.'s profits in 2004, as a limited liability company through the date of reorganization, calculated primarily based on the highest federal and state income tax rate applicable for tax withholding purposes to an individual. This amount excludes a payment of $148,404 made to Terra Nova Trading, L.L.C., in which Mr. Putnam and his wife indirectly own an interest of approximately 40%.

(8)
On March 24, 2006, Mr. O'Hara submitted his resignation, which was effective on April 12, 2006.

(9)
On December 30, 2005, Archipelago entered into agreements with Messrs. Putnam, Chai and O'Hara that accelerated cash payments that would have occurred in March 2006 following certain terminations after the completion of the merger. The NYSE consented under the merger agreement to the execution of these agreements and related cash payments of $7,875,000, $2,250,000 and $2,250,000 for Messrs. Putnam, Chai and O'Hara, respectively.

*
NYSE Group provides a private aircraft, in which it owns a shared interest, a small number of cars with drivers and an apartment in New York City to various senior executive officers exclusively for business purposes.

Stock Option Grants and Exercise in 2005

        The following tables set forth information regarding stock options granted to the named executive officers set forth below in their capacity as executive officers of Archipelago. The stock underlying all such options at the time of grant was Archipelago common stock. On March 7, 2006, the NYSE and Archipelago merged becoming wholly owned subsidiaries of NYSE Group, and the underlying stock for such options was converted to NYSE Group Common Stock, and certain of these options were accelerated.

Stock Option Grants in 2005(1)

        The following table sets forth information regarding stock options granted to our named executive officers in their capacity as executive officers of Archipelago during the fiscal year ended December 31, 2005.

					Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term
	Number of Securities Underlying the Options Granted	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price per Share ($/Sh)	Expiration Date
					5%	10%
Gerald D. Putnam	0	0%	N/A	N/A	N/A	N/A
Nelson Chai	0	0%	N/A	N/A	N/A	N/A
Kevin J.P. O'Hara	0	0%	N/A	N/A	N/A	N/A

(1)
Excludes the following number of stock options granted on March 16, 2005 with respect to services performed during the fiscal year ended December 31, 2004: 55,700 to Mr. Putnam and 25,648 for each of Messrs. Chai and O'Hara. Such options have an exercise price of $19.30.

Option Exercises in 2005 and Year-End Option Values

        There were no options to purchase our Common Stock outstanding prior to the conclusion of the merger on March 7, 2006. The following table sets forth the number of shares of Archipelago common stock subject to options and the value of such options held by certain of our named executive officers, in their capacity as executive officers of Archipelago as of December 31, 2005. The closing price of Archipelago common stock on December 30, 2005 was $50.00.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End($)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Gerald D. Putnam	0	N/A	190,279	404,309	7,113,481	14,919,331
Nelson Chai	0	N/A	173,056	117,036	7,262,286	5,274,595
Kevin J.P. O'Hara	0	N/A	173,056	117,036	7,262,286	5,274,595

Compensation Plans

NYSE Group Compensation Plans

  NYSE Group, Inc. 2006 Stock Incentive Plan

        Generally.    In order properly to reward and provide incentives for our officers, employees and outside directors, and as is customary for for-profit, public companies, we adopted and our stockholder approved the NYSE Group, Inc. 2006 Stock Incentive Plan. The purpose of the plan is to enhance our profitability and value for the benefit of stockholders by enabling us to offer equity based incentives to our officers, employees and the outside directors and officers and employees of our subsidiaries in order to attract, retain and reward such individuals, while strengthening the mutuality of interests between those individuals and our stockholders. Officers and employees of NYSE Regulation do not participate in the NYSE Group, Inc. 2006 Stock Incentive Plan but instead participate in a cash incentive plan.

        Administration of NYSE Group, Inc. 2006 Stock Incentive Plan.    The Human Resources & Compensation Committee administers the NYSE Group, Inc. 2006 Stock Incentive Plan and selects the individuals who are eligible to participate in the plan. With respect to the application of the plan to non-employee directors, our Board of Directors is expected to serve as the "Committee" and will administer the plan with respect to those directors. The NYSE Group, Inc. 2006 Stock Incentive Plan permits the Committee to grant stock options (non-qualified and incentive stock options), stock appreciation rights, restricted stock, performance shares and other stock- based awards (including, without limitation, restricted stock units and deferred stock units) to certain eligible employees and non-employee directors, as determined by the Committee.

        Shares Reserved Under the NYSE Group, Inc. 2006 Stock Incentive Plan.    Up to 11,500,000 shares of Common Stock may be issued under the NYSE Group, Inc. 2006 Stock Incentive Plan (subject to adjustment to reflect certain transactions and events specified in the plan). The plan's share reserve includes an additional 3,000,000 shares of Common Stock for issuance to NYSE employees in connection with the merger. If any award granted under the plan expires, terminates or is canceled without having been exercised in full, the number of shares underlying such unexercised award will again become available for awards under the plan.

        The Committee has discretion to delegate all or a portion of its authority under the NYSE Group, Inc. 2006 Stock Incentive Plan and the Committee also determines the terms and conditions of the awards at the time of grant in accordance with the terms of the plan.

        Merger Transaction Restricted Stock Unit Awards.    The Committee granted restricted stock unit awards to eligible non-regulatory employees of the NYSE and to certain employees of Securities Industry Automation Corporation, a two-thirds owned subsidiary of NYSE, under the NYSE Group, Inc. 2006 Stock Incentive Plan in connection with the merger. These awards were made from the portion of the plan's share reserve authorized by the merger agreement for grants to NYSE and subsidiary employees upon completion of the merger. Each restricted stock unit award vests as follows: 50% of the award vested at the time of the grant, another 25% of the award vests one year after the grant date, and the remaining 25% of the award vests two years after the grant date. However, no shares covered by the vested portion of any restricted stock unit award will be delivered until the third anniversary of the grant date, unless otherwise determined by the Committee. Mr. Thain, our Chief Executive Officer, did not participate in this initial grant of equity awards under the Stock Incentive Plan.

        Internal Revenue Code Section 162(m) and Transition Rule.    The provisions of Section 162(m) of the Internal Revenue Code generally disallow a tax deduction to a publicly-traded company for compensation in excess of $1,000,000 paid to its chief executive officer or any of its other four most highly compensated executive officers in any fiscal year, unless the plan and awards pursuant to which any portion of the compensation is paid meet certain requirements. Certain exceptions apply in the case of plans adopted by a private company that subsequently becomes publicly-traded.

        The NYSE Group, Inc. 2006 Stock Incentive Plan is intended to constitute a plan described in Treasury Regulation Section 1.162-27(f)(1), pursuant to which the deduction limits under Section 162(m) of the Internal Revenue Code do not apply during the applicable transition period. In general, the transition period ends upon the earliest of: (i) the expiration of the plan (i.e., 10 years after the date the plan is approved by stockholders); (ii) the material modification of the plan; (iii) the issuance of all available stock under the plan; or (iv) the first stockholder meeting at which directors are to be elected that occurs after December 31, 2007.

        Section 409A of the Internal Revenue Code.    Section 409A of the Internal Revenue Code, enacted by Congress in the American Jobs Creation Act of 2004, imposes an additional 20% income tax and interest on payments of deferred compensation to recipients that fail to meet certain payment and distribution requirements of Section 409A. The plan contains provisions that would allow us to adjust payments under award grants to comply with Section 409A. There is no penalty imposed on us for failure to comply with the payment and distribution requirements of Section 409A.

  NYSE Group, Inc. 2006 Annual Performance Bonus Plan

        Our employees are eligible to participate in the NYSE Group, Inc. 2006 Annual Performance Bonus Plan. Employees hired between January and November in any fiscal year are eligible to participate in the plan in their year of hire. Employees hired in December are eligible to participate in the plan in the following year. Awards are completely discretionary and are paid in cash. The bonus, if any, is paid in January of the following year. While employees of NYSE Regulation are eligible to participate in this plan, their performance will be measured against the performance of NYSE Regulation, their particular division or department and their own individual performance.

  Discretionary Pool

        In addition to the NYSE Group, Inc. 2006 Stock Incentive Plan, our Chief Executive Officer will have the authority to grant awards of shares of NYSE Group common stock to our officers and employees and the officers and employees of our subsidiaries, other than employees of NYSE Regulation, in his discretion and based on individual employee discretionary award guidelines or limits approved by our Human Resources & Compensation Committee. This discretionary pool of 50,000 shares of our Common Stock primarily will be used for performance awards for individuals who may not normally be eligible to participate in the NYSE Group, Inc. 2006 Stock Incentive Plan based on managerial level and will give the Chief Executive Officer the flexibility to reward officers and employees as he considers appropriate.

NYSE Compensation Plans

        Generally, the NYSE adopted these plans prior to its merger with Archipelago and now maintains them for the potential benefit of certain officers and employees of NYSE Group, NYSE Market, and NYSE Regulation, except as specifically noted otherwise.

  The Retirement Plan for Eligible Employees of the NYSE

        The NYSE sponsors the Retirement Plan. As noted below, the Retirement Plan was frozen as of March 31, 2006. The Retirement Plan is a funded, tax-qualified, noncontributory defined-benefit pension plan that covers NYSE employees generally, but does not cover any of the named executives other than Mrs. Kinney. The NYSE pays the entire cost of plan benefits. For employees hired before June 30, 2002, benefits under the Retirement Plan are based on a set percentage of the participant's annual base salary during each year of employment, subject to certain alternative calculations to mirror a final average compensation plan. Since 1989, that percentage has been 2.35%. Employees that were employed by the NYSE on or before February 17, 1998 receive an additional benefit equal to $100 for each year of service before January 1, 1981. For employees hired after June 30, 2002, benefits are calculated as follows: (1) 1.25% of final average compensation (i.e., average annual compensation during an employee's best five years) up to the average social security wage base ($46,200 in 2005), plus (2) 1.45% of final average compensation (i.e., average annual compensation during an employee's best five years) in excess of the average social security wage base, times (3) an employee's years of plan participation. The amount of annual compensation that may be considered in calculating benefits under the Retirement Plan is limited by law. In 2006, the limit is $220,000.

        Normal retirement age under the plan is age 65. However, employees can retire and receive a reduced benefit at any time after they reach age 55. Employees become vested in their benefits upon completion of five years of service with the NYSE.

        The estimated annual benefits payable from the Retirement Plan in the form of a life annuity commencing at normal retirement age (age 65) for the named executive officers hired prior to July 1, 2002 are as follows: $164,000 for Mrs. Kinney. These amounts assume future salary is equal to the amounts earned in 2005.

        Effective March 31, 2006, the Retirement Plan was frozen. Accrued benefits will continue to vest and will be paid according to the existing plan terms. No additional compensation or service credit will be awarded after March 31, 2006. Effective April 1, 2006, the Retirement Accumulation Plan described below was introduced.

  Retirement Accumulation Plan

        Effective April 1, 2006 for NYSE employees, a new employer-funded defined contribution Retirement Accumulation Plan account was established in the Employee Savings Plan.

        Employees are eligible to receive a Retirement Accumulation Plan contribution beginning as of the later of April 1, 2006 or the first day of the month following the completion of the six-month eligibility requirement with the NYSE. Any service completed prior to April 1, 2006 will count toward determining eligibility for the new employer contribution.

        To receive a contribution, an employee must be actively employed on December 31 of the plan year for which the Retirement Accumulation Plan contribution is made. The plan year is a calendar year. However, if employment ends during the plan year due to death, retirement (termination of employment on or after age 55) or disability, the employee (or his/her beneficiary) is eligible to receive a contribution for that year based on the employee's age at the date of the event and the employee's base salary earned during the plan year.

        We will make annual contributions to this account based on the employee's age on December 31 and the employee's base salary earned during each plan year he/she is eligible for the plan. Since this new account becomes effective April 1, 2006, the first year's contribution will be calculated using base salary earned from April 1 to December 31, 2006.

        The employer contribution amounts range from 3% to 6% of base salary depending on the employee's age according to the following schedule:

Age as of December 31	Contribution Percentage
Less than 35	3%
35 to 44	4%
45 to 54	5%
55 and over	6%

        An employee will be fully vested in his/her Retirement Accumulation Plan contribution account:

  •
  after completion of five years of service with the NYSE, or

  •
  at age 55, regardless of years of service.

        Service with the NYSE completed before and after April 1, 2006, will count toward vesting.

        Since the Retirement Accumulation Plan is an account in the Employee Savings Plan, the amounts credited to this account will be invested automatically in the investment options employees have elected for contributions under the Employee Savings Plan.

  Supplemental Executive Retirement Plan

        The NYSE maintains the SERP for its employees who earn salary above a stipulated threshold ($184,442 in 2006) to supplement benefits under the Retirement Plan. As noted below, the SERP was frozen as of March 31, 2006. The SERP provides a base benefit to participants who have completed ten years of NYSE service or are employed by the NYSE until age 55 with at least 36 months of SERP participation. In general, the benefit is based upon years of service and the participant's annual average of the highest 60 consecutive months of salary (plus, for senior officers, two-thirds of the bonus, not to exceed annual salary). Vested benefits do not become payable until the later of age 55 or the date of retirement. Generally, the benefit under the SERP is offset by benefits paid under the Retirement Plan and Social Security benefits, and is further reduced if benefit payments commence prior to age 60. Participants may elect to receive their account balances in a lump sum distribution for those employees who were 55 or older and had 10 years of service or more as of December 31, 2004, specified annuities or annual installments following termination of employment. If the participant elects an installment payout, the account is credited with earnings based on a measurement alternative selected by the participant from among a choice of funds. Forms of distribution are currently under review for compliance with Section 409A of the Internal Revenue Code. Effective March 31, 2006, the SERP was frozen. Accrued benefits will continue to vest and will be paid according to the existing plan terms. No additional compensation or service credits will be awarded after March 31, 2006.

  Employee Savings Plans

        The NYSE sponsors two substantially similar tax-qualified defined contribution plans (together, the "Employee Savings Plans" and, individually, an "Employee Savings Plan"). The New York Stock Exchange and Subsidiary Companies Employee Savings Plan covers salaried employees, and the New York Stock Exchange and Subsidiary Companies Operations Level Employee Savings Plan covers employees who are subject to a collective bargaining agreement.

        Under the Employee Savings Plans, which are tax-qualified retirement savings plans (so-called 401(k) plans), participating employees may contribute up to 25% of their base salaries into their Employee Savings Plan accounts, on a pre-tax or after-tax basis, or both, subject to limitations under the Internal Revenue Code on the annual amount of contributions that participants may make and the amount of annual compensation that may be taken into account in computing benefits under the Employee Savings Plan. The NYSE matches the first 6% of base salaries that employees contribute to the plan. Participants are immediately vested in all contributions and all earnings or loss on those contributions.

        Effective January 1, 2006, employer matching contributions for new employees will vest at the rate of 20% per year for the first five years of recognized service.

  Supplemental Executive Savings Plan

        The NYSE maintains the SESP to provide deferred compensation opportunities to employees who earn compensation over the limit set by the Internal Revenue Code, including the named executive officers, to supplement benefits under the Employee Savings Plan that are subject to limitations under the Internal Revenue Code, as well as to permit additional deferrals.

        Generally, employees are eligible to participate in the SESP if their base salary exceeds the Internal Revenue Service limit ($44,000 in 2006) on annual contributions to a qualified savings plan divided by 0.31. A participant's account is also credited with earnings based on a measurement alternative selected by the participant from among specified alternatives. Participants may elect to receive their account balances in a lump sum distribution or annual installments following termination of employment. If the participant elects an installment payout, the account is credited with earnings based on a measurement alternative selected by the participant from among a choice of funds. Forms of distribution are currently under review for compliance with Section 409A.

        The SESP is divided into three different plans: SESP A, SESP B, and SESP C. Participation in one, two, or all three of these plans depends on how much the employees earn and how much they contribute to the SESP.

        SESP A.    This plan is intended to be an excess plan, which allows employees to defer a percentage of base salary (up to $220,000 in 2006) which cannot be contributed to the qualified savings plan because of the $44,000 Internal Revenue Service contribution limit.

        SESP B.    Employees are eligible to contribute to SESP B if their annual salary exceeds $220,000 in 2006. This plan is also intended to be an excess plan, and it generally allows employees to defer up to 25% of base salary over $220,000 on a before-tax basis. The NYSE matches the first 6% of base salary that employees contribute to the plan.

        SESP C.    Employees are eligible to contribute to SESP C if their annual salary exceeds $220,000 in 2006. This plan allows employees to contribute more than 25% of their base salary on a before-tax basis.

        Participants are always 100% vested in their pre-tax contributions, matching contributions by the NYSE and any earnings or losses thereon.

        Effective January 1, 2006, matching contributions for new employees will vest at the rate of 20% per year for the first five years of recognized service.

        The NYSE also maintains plans permitting senior vice presidents and above to defer amounts otherwise paid to them as bonus. There is no NYSE match under these other plans.

  Capital Accumulation Plan

        The NYSE sponsored the CAP for designated senior executives through the end of 2003. Effective January 1, 2004, the NYSE froze the CAP, and no further credits have been made for services performed after December 31, 2003. Existing awards will continue to vest in accordance with the plan, and will be distributed upon termination of employment. The plan provided supplemental retirement benefits to a select group of management and highly compensated employees of the NYSE who were designated as eligible to participate in the plan by the Human Resources & Compensation Committee of the NYSE Board of Directors. The plan is "unfunded" and is not intended to qualify under Section 401(a) of the Internal Revenue Code.

        Historically, under the CAP, each year participating executives were credited with an amount based upon a percentage of their Annual Bonus Plan award. These awards vest, for each executive, between the ages of 55 and 60, and are transferred into a Rabbi Trust as they vest. Unvested CAP amounts earn interest based upon the ten-year Treasury Bond rate as of December 31 of the prior year. Participants may elect to receive their vested account balances in a lump sum distribution or annual installments following termination of employment. If the participant elects an installment payout, the account is credited with earnings based on a measurement alternative selected by the participant from among a choice of funds. Forms of distribution are currently under review for compliance with Section 409A of the Internal Revenue Code. Awards are included as compensation expense in the year awarded and any related interest is included in compensation expense in the year earned.

  Long-Term Incentive Deferral Plan

        The NYSE sponsored a Long-Term Incentive Deferral Plan for designated senior executives through the end of fiscal year 2000. The plan permitted eligible executives to defer receipt of their long-term performance awards. Effective May 1, 2001, the Long-Term Incentive Deferral Plan was frozen. A few executives have deferred balances under this plan that will be paid upon their termination or retirement. Participants may elect to receive their vested account balances in a lump sum distribution or annual installments following termination of employment. If the participant elects an installment payout, the account is credited with earnings based on a measurement alternative selected by the participant from among a choice of funds. Forms of distribution are currently under review for compliance with Section 409A of the Internal Revenue Code.

  ICP Award Deferral Plan

        The ICP Award Deferral Plan permits senior officers of the NYSE to defer receipt of their bonuses under the Annual Bonus Plan. Participants may elect to receive their vested account balances in a lump sum distribution or annual installments following termination of employment. If the participant elects an installment payout, the account is credited with earnings based on a measurement alternative selected by the participant from among a choice of funds. Forms of distribution are currently under review for compliance with Section 409A of the Internal Revenue Code.

  Severance Plans

        All employees of the NYSE (other than those covered by a collective bargaining agreement or those who are non-expatriate foreign employees) are eligible to participate in the Severance Pay Plan. The Severance Pay Plan provides for basic and enhanced severance benefits upon certain terminations of employment. Basic severance benefits are equal to two weeks of an employee's base salary, less any other severance payments the employee receives from the NYSE. Managerial/professional employees are eligible for enhanced severance benefits. Enhanced severance is generally calculated at two weeks of base pay per year of service up to a maximum of 52 weeks, less any other severance the employee receives from the NYSE.

        All severance benefits are paid in equal installments in accordance with the NYSE's regular payroll practices. Payment of enhanced severance benefits is conditioned upon the employee's execution of a release of claims in favor of the NYSE and its related entities.

  Executive Medical Spending Plan

        Senior Executives (at the Senior Vice President level or above) may be reimbursed, in total, up to $3,000 each calendar year for medical, vision, or dental expenses not covered by the NYSE's standard plans.

        Effective January 1, 2006, we terminated this plan.

Archipelago Compensation Plans

        We assumed the Archipelago plans in connection with the merger, with our Common Stock being substituted on a one-for-one basis for any Archipelago common stock as the underlying security of any grants under the plans. In the merger, subject to certain vesting accelerations, all outstanding options on Archipelago common stock and restricted stock units issued under the Archipelago plans prior to the merger were converted to options on our Common Stock and our restricted stock units, respectively.

  Archipelago Holdings, L.L.C. 2000 Long-Term Incentive Plan

        Archipelago Holdings, L.L.C. adopted the Archipelago Holdings, L.L.C. 2000 Long-Term Incentive Plan ("Archipelago 2000 LTIP") on July 6, 2000. Later, the board of directors of Archipelago Holdings, Inc. expressly adopted and assumed, and the stockholders approved, the 2000 LTIP and amended the plan to reflect the conversion of Class A shares to Archipelago common stock.

        Types of Awards Granted Under the Plan.    Options to acquire and rights with respect to shares of our Common Stock have been granted under the Archipelago 2000 LTIP.

        Exercisability.    Subject to the applicable award agreements, no option or right granted under the 2000 Archipelago LTIP may be exercised until the earlier of (i) Archipelago's initial public offering, which has already occurred, and (ii) the fifth anniversary of the date of the grant.

        Non-Transferability.    Awards granted under the Archipelago 2000 LTIP are generally not transferable or assignable.

        Amendment; Termination.    The Board of Directors may amend, suspend or terminate the Archipelago 2000 LTIP or any portion thereof at any time.

        Change in Control.    In the event that Archipelago merges into or consolidates with another corporation or entity or sells all or substantially all of its assets to another corporation, the awards granted under the Archipelago 2000 LTIP will either be assumed or an equivalent award will be substituted by the successor corporation or, if not so assumed or substituted, immediately vest and be cashed out. In the merger of the NYSE and Archipelago, NYSE Group assumed the Archipelago 2000 LTIP. If the successor corporation assumes or substitutes the awards and the participant's employment is terminated without cause or if the participant quits for good reason within 18 months of the closing of the applicable transaction, then the awards will fully vest and be exercisable for at least 12 months.

  Archipelago Holdings, L.L.C. 2003 Long-Term Incentive Plan

        Archipelago Holdings, L.L.C. adopted the Archipelago Holdings, L.L.C. 2003 Long-Term Incentive Plan (the "Archipelago 2003 LTIP") on August 11, 2003, and amended such plan on November 6, 2003. Later, the board of directors of Archipelago expressly adopted and assumed, and the stockholders of Archipelago approved, the Archipelago 2003 LTIP and amended the plan to reflect the conversion of Class B shares of Archipelago Holdings, L.L.C. to Archipelago common stock.

        Types of Awards Granted under the Plan.    Options to acquire shares of our Common Stock have been granted under the 2003 LTIP.

        Exercisability.    Subject to the applicable award agreements, no option or right granted under the Archipelago 2003 LTIP may be exercised until the earlier of (i) Archipelago's initial public offering, which already occurred, and (ii) the fifth anniversary of the date of the grant.

        Non-Transferability.    Awards granted under the Archipelago 2003 LTIP are generally not transferable or assignable.

        Amendment; Termination.    Our Board of Directors may amend, suspend or terminate the Archipelago 2003 LTIP or any portion thereof at any time.

        Change in Control.    In the event Archipelago merges into or consolidate with another corporation or entity or sells all or substantially all of its assets to another corporation, the awards granted under the Archipelago 2003 LTIP will either be assumed or an equivalent award will be substituted by the successor corporation or, if not so assumed or substituted, immediately vest and be cashed out. If the successor corporation assumes or substitutes the awards and the participant's employment is terminated without cause or if the participant quits for good reason within 18 months of the closing of the applicable transaction, then the awards will vest fully and be exercisable for at least 12 months.

  Archipelago 2004 Stock Incentive Plan

        Archipelago Holdings, L.L.C. adopted the 2004 Stock Incentive Plan (the "Archipelago 2004 SIP"). Later, the board of directors of Archipelago expressly adopted and assumed, and the stockholders of Archipelago approved, the Archipelago 2004 SIP and amended the plan to reflect the conversion of shares of Archipelago Holdings, L.L.C. to Archipelago Holdings, Inc. common stock.

        Type of Awards.    The Archipelago 2004 SIP provides for grants of options, rights, dividend equivalent rights, restricted stock, restricted stock units and other equity-based awards (including unrestricted stock and performance shares).

        Non-Assignability.    Except to the extent otherwise provided in the award agreement or approved by the Compensation Committee, no award or right granted to any person under the Archipelago 2004 SIP will be assignable or transferable other than by will or by the laws of descent and distribution, and all awards and rights will be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

        Change in Control.    The Compensation Committee may provide in any award agreement for provisions relating to a change in control of us or any of our subsidiaries or affiliates, including, without limitation, the acceleration of the exercisability of, or the lapse of restrictions with respect to, the award.

        Amendment; Termination.    Except as otherwise provided in an award agreement, the Board of Directors may from time to time suspend, discontinue, revise or amend the Archipelago 2004 SIP provided that no amendment will materially adversely affect a grantee without such person's prior written consent.

Human Resources & Compensation Committee Interlocks and Insider Participation

        The Human Resources & Compensation Committee was not constituted until after December 31, 2005. The following individuals served as members of the Human Resources & Compensation Committee of the board of directors of the NYSE (the predecessor to NYSE Group) during the fiscal year ended December 31, 2005: (1) Shirley Ann Jackson; (2) Edgar S. Woolard, Jr.; (3) Alice M. Rivlin; (4) Robert B. Shapiro; and (5) Dennis Weatherstone. None of these individuals was, during the fiscal year, an officer or employee of the NYSE, NYSE Group or any of its subsidiaries. The NYSE Group Human Resources & Compensation Committee first convened on March 7, 2006. No member of that committee is a current or former officer or employee of NYSE Group or any of its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of April 17, 2006, regarding the beneficial ownership of our Common Stock by:

  •
  each person who is known by us to own beneficially 5% or more of our outstanding Common Stock;

  •
  each of our directors and director nominees and each of our named executive officers (the business address of each such person is 11 Wall Street, New York, NY 10005); and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Shares of our Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the date of April 17, 2006 are considered outstanding and beneficially owned by the person holding the options for the purposes of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of our Common Stock shown as beneficially owned by that stockholder. Percentage of beneficial ownership is based on the 155,598,173 shares of our Common Stock that were outstanding as of April 17, 2006.

Name and Address of Beneficial Owner	Number of Shares of Common Stock		Percentage of Class Beneficially Owned
Directors:
Marshall N. Carter	100
William E. Ford	13,251	(1)	*
James J. McNulty	17,370	(2)	*
John A. Thain	100		*
Edgar S. Woolard, Jr.	100		*
Non-Director Executive Officers:
Catherine R. Kinney	6,170	(3)	*
Gerald D. Putnam	1,763,457	(4)	1.1%
Richard P. Bernard	6,170	(5)	*
Dale B. Bernstein	4,634	(6)	*
Nelson Chai	294,471	(7)	*
Kevin J.P. O'Hara(8)	322,127	(9)	*
Margaret D. Tutwiler	6,170	(10)	*
All directors and executive officers of NYSE Group, taken together (18 individuals in total)	2,434,120		1.6%
Stockholders Owning 5% or more:
Investment entities affiliated with General Atlantic LLC c/o General Atlantic Service Company, LLC 3 Pickwick Plaza Greenwich, Connecticut 06830	10,380,505	(11)	6.7%

The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	8,989,439	(12)	5.8%

*
Less than 1%.

(1)
Includes 13,521 shares of our Common Stock underlying an equivalent number of vested restricted stock units held by Mr. Ford. Does not include the 10,380,505 shares held by investment entities affiliated with General Atlantic LLC ("General Atlantic" and the "General Atlantic Entities"), which Mr. Ford, as President and Managing Director of General Atlantic and a general partner of GAP Coinvestment Partners II, L.P. ("GAPCO II"), could be deemed to beneficially own. Mr. Ford disclaims beneficial ownership of the shares held by General Atlantic and its affiliated entities.

(2)
Includes 5,000 shares of our Common Stock that Mr. McNulty holds directly, as well as 12,370 shares of our Common Stock underlying an equivalent number of vested restricted stock units held by Mr. McNulty.

(3)
Includes 6,170 shares of our Common Stock underlying an equivalent number of vested restricted stock units held by Mrs. Kinney. Does not include 6,169 shares underlying an equivalent number of unvested restricted stock units held by Mrs. Kinney.

(4)
Includes (i) 1,127,252 shares of our Common Stock held by GSP, LLC, an entity in which Mr. Putnam owns a controlling interest, (ii) 82,283 shares of our Common Stock held by Leicester Enterprises LLC, an entity in which Mr. Putnam owns a controlling interest, (iii) 56,926 shares of GSP, LLC donated by Mr. Putnam to the Putnam Family Foundation, a charitable organization and (iv) vested options to purchase 496,996 shares of our Common Stock owned by Mr. Putnam and exercisable within 60 days. Mr. Putnam disclaims beneficial ownership of the shares held by the Putnam Family Foundation. Does not include unvested options to purchase 101,077 shares of our Common Stock.

(5)
Includes 6,170 shares of our Common Stock underlying an equivalent number of vested restricted stock units held by Mr. Bernard. Does not include 6,169 shares underlying an equivalent number of unvested restricted stock units held by Mr. Bernard.

(6)
Includes 4,634 shares of our Common Stock underlying an equivalent number of vested restricted stock units held by Ms. Bernstein. Does not include 4,634 shares underlying an equivalent number of unvested restricted stock units held by Ms. Bernstein.

(7)
Includes 32,035 shares of our common stock that Mr. Chai holds directly, as well as options to purchase 262,436 shares of our Common Stock owned by Mr. Chai, which are vested and directly exercisable within 60 days.

(8)
On March 24, 2006, Mr. O'Hara submitted his resignation, effective on April 12, 2006.

(9)
Includes 32,035 shares of our Common Stock that Mr. O'Hara holds directly as well as options to purchase 290,092 shares of our Common Stock owned by Mr. O'Hara, which are vested and directly exercisable within 60 days. Includes 25,683 shares that Mr. O'Hara contributed to the Kevin J.P. O'Hara Family Foundation, a charitable organization. Mr. O'Hara does not have a pecuniary interest in the Kevin J.P. O'Hara Family Foundation and disclaims beneficial ownership of these shares.

(10)
Includes 6,170 shares of our Common Stock underlying an equivalent number of vested restricted stock units held by Ms. Tutwiler. Does not include 6,169 shares underlying an equivalent number of unvested restricted stock units held by Ms. Tutwiler.

(11)
Based on information included in a Schedule 13D, dated March 9, 2006, filed with the SEC by General Atlantic and its affiliated entities. Includes (a) 7,193,963 shares of our Common Stock held by General Atlantic Partners 77, L.P. ("GAP 77"); (b) 2,437,604 shares of our Common Stock held by GAP-W Holdings, L.P. ("GAP-W"); (c) 605,064 shares of our Common Stock held by GAPCO II; (d) 129,835 shares of our Common Stock held by GapStar, LLC ("GapStar"); and (e) 14,039 shares of our Common Stock held by GAPCO GmbH & Co. KG ("GAPCO KG"). General Atlantic is the general partner of GAP 77, the general partner of GAP-W and the sole member of GapStar. The general partners of GAPCO II are Managing Directors of General Atlantic. GAPCO Management GmbH ("GAPCO Management") is the general partner of GAPCO KG. The Managing Directors of General Atlantic make voting and investment decisions with respect to GAPCO Management and GAPCO KG. General Atlantic, GAP 77, GAP-W, GapStar, GAPCO II, GAPCO KG and GAPCO Management (collectively, the "GA Group") are a "group" within the meaning of Rule 13d-5 of the Exchange Act. William E. Ford, a director of NYSE Group, is President and a Managing Director of General Atlantic and a general partner of GAPCO II. In addition, the other Managing Directors of General Atlantic are Steven A. Denning (Chairman), Peter L. Bloom, Mark F. Dzialga, Klaus Esser, Vince Feng, William O. Grabe, Abhay Havaldar, David C. Hodgson, Braden R. Kelly, Rene M. Kern, Marc F. McMorris, Matthew Nimetz, Franchon M. Smithson, Philip P. Trahanas, Tom C. Tinsley and Florian P. Wendelstadt. Other than the ownership of our common stock through members of the GA Group, these individuals are not affiliated with us or our management.

(12)
Includes (a) 5,877,797 shares of our Common Stock held by Goldman Sachs Execution & Clearing, L.P. (formerly Spear, Leeds & Kellogg, L.P.); (b) 1,264,877 shares of our common stock held by GS Archipelago Investment, L.L.C.; and (c) 163,048 shares of our Common Stock held by SLK-Hull Derivatives L.L.C.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions in Connection with the Merger

        NYSE Group was created on May 2, 2005 to facilitate the merger, and its stock was not held by the public until March 7, 2006, the date of the completion of the merger, at which time the NYSE and Archipelago became wholly owned subsidiaries of NYSE Group pursuant to the merger agreement. In the merger, (1) each holder of a share of Archipelago common stock, par value $0.01 per share, was entitled to receive one share of Common Stock and (2) each holder of a NYSE membership was entitled to receive $300,000 in cash and 80,177 shares of Common Stock. In addition, the NYSE declared a cash dividend of $70,570.78 to be paid to each holder of a NYSE membership as of March 6, 2006.

Relationships with General Atlantic

        General Atlantic beneficially owns 10,380,505 shares (or approximately 6.7%) of our outstanding Common Stock. William E. Ford, a director of NYSE Group, is President and a Managing Director of General Atlantic and a general partner of GAPCO II.

        The shares of our Common Stock held by General Atlantic are subject to transfer restrictions pursuant to the terms set forth in a support and lock-up agreement between the NYSE and General Atlantic. These transfer restrictions are scheduled to expire in three equal installments on the first, second and third anniversaries of March 7, 2006. Our board of directors may, in its discretion, remove the transfer restrictions applicable to any shares of our Common Stock held by General Atlantic or on any other shares of our Common Stock subject to transfer restrictions. We granted General Atlantic registration rights in connection with its execution of the support and lock-up agreement.

Relationships with The Goldman Sachs Group, Inc.

        The Goldman Sachs Group, Inc. ("Goldman Sachs") and its affiliates beneficially own 8,989,439 shares (or approximately 5.8%) of our outstanding Common Stock. These shares are subject to transfer restrictions pursuant to the terms set forth in a support and lock-up agreement or our certificate of incorporation. These transfer restrictions are scheduled to expire in three equal installments on the first, second and third anniversaries of March 7, 2006. Our Board of Directors, in its discretion, may remove the transfer restrictions applicable to any shares of our Common Stock held by Goldman Sachs and its affiliates or on any other shares of our Common Stock subject to transfer restrictions.

        In addition, both the NYSE and Archipelago have entered into various commercial arrangements with certain subsidiaries and affiliates of Goldman Sachs, including, without limitation, performing financial advisory and investment banking services for the NYSE and Archipelago for which Goldman Sachs has received fees, commissions or other payments. In August 2004, Goldman Sachs served as lead underwriter in the initial public offering of Archipelago common stock. In January 2006, Archipelago paid Goldman Sachs a fee of $500,000 for financial advisory services rendered in connection with Archipelago's acquisition of PCX Holdings. In addition, both the NYSE and Archipelago hired Goldman Sachs to facilitate discussions regarding the merger for which Goldman Sachs received a transaction fee of $3.5 million. Goldman Sachs Execution & Clearing, L.P. also serves as a specialist for some NYSE-listed companies and performs certain clearing and technical services for NYSE Arca.

        John A. Thain, our Chief Executive Officer, held various positions at Goldman Sachs before becoming the Chief Executive Officer of the NYSE and subsequently Chief Executive Officer of NYSE Group. Mr. Thain was President and Chief Operating Officer of Goldman Sachs from July 2003 until January 2004 and was President and Co-Chief Operating Officer from May 1999 through June 2003. Mr. Thain had been a director of Goldman Sachs since 1998. He was President and Co-Chief Operating Officer of The Goldman Sachs Group, L.P., the predecessor of Goldman Sachs, in 1999.

From 1994 to 1999, he served as Chief Financial Officer and Head of Operations, Technology and Finance. From 1995 to 1997, he was also Co-Chief Executive Officer for European operations.

        At the time that he accepted the position of Chief Executive Officer of the NYSE, Mr. Thain also had significant holdings of Goldman Sachs equity securities. Mr. Thain disclosed his then existing securities holdings to the NYSE in a letter agreement with the NYSE. Consistent with his responsibilities under the NYSE Officers' and Employees' Statement of Business Conduct and Ethics, the letter agreement reiterates his obligation to recuse himself from matters pertaining to Goldman Sachs. The NYSE employee ethics statement also precludes employees from owning equity securities of member organizations and requires new employees to divest any such securities within six months of employment. The Board of Directors determined to waive the divestiture requirement and, instead, to require Mr. Thain to place the securities in a blind trust. As a result of the blind trust, neither Mr. Thain nor the Board knows Mr. Thain's current holdings, if any, of Goldman Sachs equity securities.

        Henry M. Paulson, Jr., chairman of the board of directors and Chief Executive of Goldman Sachs, served on the NYSE board of executives during 2004 and 2005 and served on the NYSE board of directors from June 1999 to December 2003. Duncan Niederauer, a managing director of Goldman Sachs and previously Co-Chief Executive Officer of Goldman Sachs Execution & Clearing, L.P. (formerly known as Spear, Leeds & Kellogg L.P., and is now a subsidiary of Goldman Sachs), served on the board of managers of Archipelago from March 2002 until his resignation on February 27, 2004 and, thereafter, served as an observer to Archipelago's board of managers in a non-voting capacity until Archipelago's conversion to a Delaware corporation on August 11, 2004.

Relationships with Gerald D. Putnam

        GSP, LLC, an entity in which Gerald D. Putnam, our president and co-chief operating officer, has a controlling interest, beneficially owns 1,127,252 shares (or approximately 0.7%) of our outstanding Common Stock. The shares of our Common Stock held by GSP, LLC are subject to transfer restrictions set forth in a support and lock-up agreement between the NYSE and GSP. These transfer restrictions are scheduled to expire on March 7, 2007. Our Board of Directors may, in its discretion, remove the transfer restrictions applicable to any shares of our Common Stock held by GSP, LLC or on any other shares of our Common Stock subject to transfer restrictions. For a more detailed description of these transfer restrictions, see —Registration Rights Agreements below.

        Mr. Putnam and his wife indirectly own approximately 40% of TNT, a broker-dealer that regularly engages in trading activities on ArcaEx. In connection with the merger, Mr. Putnam is required to dispose of his interest in TNT by May 15, 2006. As a result of TNT's trading activities and the execution services provided by Archipelago, in 2005: (1) Archipelago received transaction fees from TNT in an aggregate amount equal to $3.4 million; (2) Archipelago made liquidity payments to TNT in an aggregate amount equal to $1.2 million; and (3) Archipelago made rebate payments in an aggregate amount equal to $21,000 to TNT, with whom it agreed to share a portion of the market data fees we received in connection with trades in exchange-listed securities executed by TNT on ArcaEx. We believe that all payments to TNT, and all amounts charged to TNT, are determined based on prevailing market rates, terms and conditions that are available to all other market participants.

        Pursuant to a contribution agreement entered into in January 1999, Mr. Putnam agreed to indemnify Archipelago and affiliates of Goldman, Sachs & Co. and E*TRADE Group, Inc. for liability and certain legal expenses incurred in connection with the Lozman litigation discussed above under —Legal Proceedings Involving Directors, Officers, Affiliates or Beneficial Owners—Matters Relating to Gerald D. Putnam. Mr. Putnam owns 100% of GDP, Inc.

        Pursuant to the limited liability company agreement of Archipelago Holdings, L.L.C., Mr. Putnam and GSP, LLC agreed that, subject to limited exceptions, they will not, and will not permit any of their affiliates to, manage, be employed by or provide consulting or other goods or services to, own any interest in or operate or control any ECN, alternative trading system, exchange or other facility for matching or executing orders, in each case that provides for the trading of equity securities of U.S. issuers and/or non-U.S. issuers whose equity securities are traded on a U.S. stock exchange or Nasdaq, for 24 months after the date that Mr. Putnam is no longer a manager, officer, employee or consultant of Archipelago or any of its subsidiaries.

Registration Rights Agreements

        The shares of our Common Stock received by the General Atlantic Entities in the merger are subject to the transfer restrictions set forth in the support and lock-up agreement between the NYSE and General Atlantic, and may be "restricted securities" or "control securities" under the Securities Act of 1933 (the "Securities Act") because William E. Ford, who is President and a Managing Director of General Atlantic, is also a director of NYSE Group. In general, "restricted securities" and "control securities" under the Securities Act may not be offered or sold unless the offer or sale is registered under the Securities Act, or unless an exemption from such registration is available. Accordingly, the NYSE and NYSE Group granted the General Atlantic Entities certain registration rights in connection with the execution of the support and lock-up agreement between the NYSE and the General Atlantic Entities. The terms of these registration rights are set forth in the Amended and Restated Support and Lock-up Agreement with the General Atlantic Entities, which is included as Annex B to our Registration Statement on Form S-4, File No. 333-126780, first filed with the SEC on July 21, 2005, as well in the Registration Rights Agreement, dated as of October 20, 2005, incorporated by reference into Exhibit 10.15 to our Form S-4 (the "Registration Rights Agreement").

        Under these agreements, if, on or prior to the first anniversary of the completion of the merger, which occurred on March 7, 2006, there shall not have been at least one registered offering of our Common Stock in which the General Atlantic Entities could have participated, then the General Atlantic Entities would have the right, exercisable once between the first and second anniversaries of the completion of the merger, to require us to effect the registration under the Securities Act of some or all of the our Common Stock held by the General Atlantic Entities that are not subject to the transfer restrictions set forth in the support and lock-up agreement (to the extent that such shares are "restricted securities" or "control securities" under the Securities Act or are otherwise not freely transferable in a single transaction under Rule 144(k) of the Securities Act). If, on or prior to the second anniversary of the completion of the merger, there shall not have been at least two registered offerings of our Common Stock in which the General Atlantic Entities could have participated, then the General Atlantic Entities would have the right, exercisable once between the second and third anniversaries of the completion of the merger, to require us to effect the registration under the Securities Act of some or all of the shares of our Common Stock held by the General Atlantic Entities that are not subject to the transfer restrictions set forth in the support and lock-up agreement (to the extent that such shares are "restricted securities" or "control securities" under the Securities Act or are otherwise not freely transferable in a single transaction under Rule 144(k) of the Securities Act). After the third anniversary of the completion of the merger, the General Atlantic Entities will have the right, exercisable once between the third and fourth anniversaries of the completion of the merger, to require us to effect the registration under the Securities Act of some or all of our Common Stock held by the General Atlantic Entities that are not subject to the transfer restrictions set forth in the support and lock-up agreement (to the extent that such shares are "restricted securities" or "control securities" under the Securities Act or are otherwise not freely transferable in a single transaction under Rule 144(k) of the Securities Act).

        All stockholders who hold shares of our common stock that are subject to transfer restrictions imposed in connection with the merger will have the right to participate in these registrations on equal terms and pro rata with the General Atlantic Entities.

        Under the Registration Rights Agreement, we have the right to postpone effecting a registration requested by the General Atlantic Entities for a period of time not to exceed 45 days if we determine in good faith that effecting the registration would materially and adversely affect an offering of our securities (the preparation of which has already commenced) or would require us to disclose material non-public information (the disclosure of which during such period would not be in our best interests). We may not postpone a registration more than twice during any period of 12 consecutive months.

        Under the Registration Rights Agreement, the General Atlantic Entities will be liable for their portion of the registration and filing fees payable to the SEC in connection with any registered offering of our Common Stock (with such portion based on the proportion of our common stock being sold by or on behalf of the General Atlantic Entities in the offering). We will be liable for all other registration-related expenses of the offering, other than the underwriters' discounts and commissions related to the shares of our Common Stock sold by or on behalf of the General Atlantic Entities in the offering, which discounts and commissions will be the responsibility of the General Atlantic Entities. However, at our option, we may pay for some or all of the underwriters' discounts and commissions for every person participating in an underwritten offering, including the General Atlantic Entities. We also may, at our option, require all stockholders participating in a registered offering to pay for all or some of their portion of the expenses of such offering (with such portion based on the proportion of our common stock being sold by or on behalf of such stockholders in the offering, in which case General Atlantic will also be required to pay its portion of such expenses).

        The General Atlantic Entities and the Goldman Sachs Affiliates (defined in the Registration Rights Agreements) also have the right to participate in certain registered offerings of our common stock to the extent that they continue to hold our Common Stock subject to the transfer restrictions imposed by the support and lock-up agreements. Specifically, if we propose an offering of our common stock for our own account and decide to permit certain of our stockholders to participate in that registered offering, then the General Atlantic Entities and the Goldman Sachs Affiliates will also be entitled to participate in that registered offering pro rata with the other NYSE Group stockholders that are participating in the offering. Moreover, if the NYSE agrees to register an offering of our Common Stock for any of the former NYSE members, the General Atlantic Entities or the Goldman Sachs Affiliates (in respect of the shares issued in the merger), then the Goldman Sachs Affiliates and the General Atlantic Entities (to the extent not already participating in that offering) will be entitled to participate in that offering on equal terms and pro rata with all of the other stockholders participating in the offering.

        Any underwritten offering in connection with registration under the Registration Rights Agreement, however, is subject to limits on the number of shares of our Common Stock that may be offered. If the managing underwriter of such an offering determines that the number of shares of our Common Stock to be registered exceeds the largest number that can be sold without having an adverse impact on such offering, then the number of shares to be offered will be reduced to a level that will not have an adverse impact. If the registration and underwritten offering is in connection with a request for registration by the General Atlantic Entities, then the shares to be sold will be allocated among the participants pro rata based on the number of shares requested to be included. If the registration and underwritten offering is initiated by us to sell shares of our Common Stock on our own account, then we may sell all of the shares that we had planned to sell, with any additional shares to be registered and sold allocated among the other participants pro rata based on the number of shares requested to be included.

Pending Secondary Offering

        On March 13, 2006, NYSE Group filed, and subsequently filed amendments to, a registration statement on Form S-1 with the SEC in connection with an offering of our Common Stock by certain selling shareholders. In connection with that offering, we will be waiving the restrictions applicable to an as yet unspecified number of shares of Common Stock held by General Atlantic, Goldman Sachs, Gerald D. Putnam and Nelson Chai, to the extent they choose to participate in the offering. Goldman Sachs is participating as an underwriter in that offering.

ADDITIONAL INFORMATION

Charitable Activities

        NYSE Group, in its role as a participating corporate citizen, contributes to qualified charitable organizations whose mission furthers understanding of and public confidence in the financial markets, or improves the quality of life in the greater New York City area. During 2005, the NYSE made contributions totaling $1,179,500 to 103 eligible organizations, in dollar amounts ranging from $300 to $100,000. A report of corporate contributions paid in 2005 is available at www.nyse.com/pdfs/contributions2005.pdf.

        Other philanthropic activities were undertaken by the NYSE Foundation, a private foundation created in 1983 for exclusively charitable and educational purposes within the meaning of Section 501(c)(3) of the Internal Revenue Code. During 2005, the NYSE Foundation granted a total of $4,238,568 in support of 53 eligible organizations and programs, in dollar amounts ranging from $1,000 to $1 million. The Matching Gifts Program matches the personal contributions made by NYSE Group employees to eligible educational and charitable organizations, and accounted for grants totaling $327,348 in 2005. The NYSE Foundation's 2005 annual report is available at www.nysefoundation.org/foundation2005.pdf. The NYSE Foundation's website, www.nysefoundation.org, provides additional information about its philanthropic mission and activities. The information included in these websites is not a part of, or incorporated into, this proxy statement.

        Additionally, the NYSE has provided the use of its premises and other in-kind assistance to, among others, the following charitable organizations for fundraising events: Catholic Charities Archdiocese of New York; Congressional Medal of Honor Foundation; FDNY Fire Safety Education Fund, Inc.; and Members Handicapped Children's Fund.

        NYSE Group provides administrative support services to the NYSE Foundation and to the New York Stock Exchange Fallen Heroes Fund, a publicly supported charitable organization established in 1999 to provide assistance to the surviving spouse, surviving children, or a qualified charitable organization in memory of police officers, firefighters and other employees of the New York City Police and Fire Departments who were killed in the line of duty, and also police officers of the Port Authority of New York and New Jersey who were killed in connection with the September 11, 2001 attacks on the World Trade Center.

        Our independent directors have played no role in selecting recipient organizations.

Political Activities

        We have a political action committee formed for our employees, the NYSE Group, Inc. PAC (or the "NYSE Group PAC"). The NYSE Group PAC is governed by a board selected by the Executive Vice President of Communications and Government Relations.

        We have a policy that prohibits our directors, officers and employees from soliciting trading floor members for contributions to the NYSE Group PAC.

        In 2005, the committee raised $143,507. The committee also commenced making political contributions in the fall totaling $167,000 ($85,000 to Republicans, $81,000 to Democrats and a $1,000 transfer to the NYSE State PAC ). A list of the recipients and amounts of contributions can be found on the website of the Federal Election Commission, www.fec.gov.

REPORT OF THE NOMINATING & GOVERNANCE COMMITTEE

        The Nominating & Governance Committee operates pursuant to a written charter that was originally adopted on January 5, 2006, which is available on NYSE Group's website at www.nyse.com. The Board has determined that each member of the Nominating & Governance Committee is independent, as independence for Nominating Committee members is defined in the NYSE listing standards and in NYSE Group's own director independence standards. As discussed elsewhere in this proxy statement, prior to the completion of the merger on March 7, 2006, NYSE Group was not a publicly held company and had conducted no significant activities other than those incident to its formation. For that reason, the Nominating & Governance Committee was not first convened until January 5, 2006 and therefore held no meetings in 2005. Following March 7, 2006, the Nominating & Governance Committee has held one meeting to date in 2006.

        The primary responsibilities of the Nominating & Governance Committee are:

  •
  recommending to our Board of Directors candidates for our Board of Directors, and for positions on the boards of our operating companies other than NYSE Regulation, designated for our directors;

  •
  conducting our Board of Directors' annual governance review;

  •
  reviewing and recommending our governance guidelines;

  •
  establishing an appropriate process for, and overseeing implementation of, our Board of Directors' self-assessments (including board self-assessment, committee self-assessments and director assessments);

  •
  recommending the compensation of our directors; and

  •
  conducting succession planning for the chief executive officer of NYSE Group.

        The Nominating & Governance Committee considers stockholder, listed company, member organization and public investor recommendations of candidates for our Board of Directors.

        In the first quarter of 2006, the Nominating & Governance Committee reviewed NYSE Group's Corporate Governance Guidelines, attached to this proxy statement as Annex C, Independence Policy and Candidate Nomination Policy (collectively, the "Governance Documents"). The Committee recommended to the Board of Directors that the Board adopt the Governance Documents, which the Board of Directors acted on and adopted. The Candidate Nomination Policy included procedures for the submission of director candidates recommended by stockholders and member organizations to the Committee. These actions were undertaken to strengthen NYSE Group's corporate governance practices.

        In April 2006, the Nominating & Governance Committee recommended to the Board, and the Board determined, that the incumbent directors of NYSE Group and director candidate Mr. McFarland were independent within the meaning of the rules of the NYSE and under NYSE Group's own director independence standards, and have no material relationship with NYSE Group (either directly or as a partner, stockholder or officer of an organization that has a relationship with NYSE Group), with the exception of Mr. Thain, our Chief Executive Officer. The Committee also recommended to the Board, and the Board determined that each member of NYSE Group's Audit Committee is independent within the meaning of Rule 10A-3 under the Exchange Act. Additionally, the Committee evaluated and recommended to the Board that ten of NYSE Group's incumbent directors stand for re-election and that director candidate Mr. McFarland stand for election at the Annual Meeting. Mr. Woolard has determined not to stand for re-election.

        The Nominating & Governance Committee discussed recommendations for director candidates, determined their eligibility and made recommendations to the Board with respect to the NYSE Group 2006 slate, as well as recommendations for NYSE Group Directors to serve on the board of NYSE LLC, NYSE Market and NYSE Regulation. It also reviewed, and determined the eligibility of, persons proposed by the Director Candidate Recommendation Committee for Non-Affiliated Directors of NYSE LLC and Constituent Directors of NYSE Market. It also reviewed, determined the eligibility of and made recommendations for additional Constituent Directors of NYSE Market.

        The Nominating & Governance Committee will undertake an evaluation of the performance of the Board of Directors and its three standing committees, as is required by the Company's Corporate Governance Guidelines, and report its results to the Board of Directors in 2006.

        From the date of its formation on January 5, 2006 to date, the Nominating & Governance Committee has performed all appropriate duties and responsibilities under the Nominating & Governance Committee Charter.

Nominating & Governance Committee:
Alice M. Rivlin (Chair)
Marshall N. Carter
Ellyn L. Brown
William E. Ford
Shirley Ann Jackson
James S. McDonald
James J. McNulty
Robert B. Shapiro
Karl M. von der Heyden
Edgar S. Woolard, Jr.

(The Nominating & Governance Committee was reconstituted on April 6, 2006. The members are Alice M. Rivlin (Chair), Marshall N. Carter, James J. McNulty and Karl M. von der Heyden.)

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee operates pursuant to a written charter adopted on February 2, 2006 and which is available on NYSE Group's website at www.nyse.com and attached to this proxy statement as Annex B. The Board of Directors has determined that each member of the Audit Committee is independent, as independence for committee members is defined in the NYSE listing standards and in NYSE Group's own director independence standards. A copy of the Independence Policy is attached to this proxy statement as Annex E. As discussed elsewhere in this proxy statement, prior to the completion of the merger on March 7, 2006, NYSE Group was not a publicly held company, had no assets (other than the $200 it received on December 29, 2005 from the sale of one share of its Common Stock to each of the NYSE and Archipelago) and had not conducted any material activities other than those incident to its formation. For that reason, the Audit Committee of the NYSE Group was not convened prior to the merger and therefore held no meetings in 2005. Since March 7, 2006, the Audit Committee has held two meetings, both included executive sessions and private sessions with each of our independent auditors, and senior management. One of the meetings included a private session with the internal auditors. Also since March 7, 2006, the Chair of the Audit Committee had several separate meetings with our Chief Financial Officer. The Audit Committee appointed PricewaterhouseCoopers LLP to audit the Company's financial statements for the fiscal year ending December 31, 2006.

        The Audit Committee's primary responsibility is to assist our Board in its oversight of the integrity of our financial statements and internal controls. To fulfill this responsibility, the Audit Committee:

  •
  assists our Board in monitoring our compliance with all relevant rules and regulations;

  •
  assesses the independent auditor's qualifications and independence;

  •
  appoints, oversees, compensates and, if necessary, replaces the independent auditor;

  •
  approves all audit and non-audit services performed by the independent auditor;

  •
  meets regularly in separate private sessions with the independent auditor and internal auditors;

  •
  reviews the independent auditor's reports and the internal auditor's reports with respect our internal controls; and

  •
  determines the budget and staffing for our corporate audit department.

        In addition, the Audit Committee:

  •
  regularly receives internal and external reviews of our information technology systems;

  •
  appoints and receives, at minimum, an annual report from the Chief Ethics Officer regarding the ethics program and any significant deviations therefrom; and

  •
  recommends to the Board, for appointment, the senior internal audit executive.

        In the first quarter of 2006, the Audit Committee reviewed NYSE Group's Code of Ethics and Business Conduct, Code of Conduct for Finance Professionals, Employee Complaint Procedures for Accounting and Auditing Matters, and Insider Trading Policy (collectively, the "Ethics Documents"). The Committee recommended to the Board of Directors that the Board adopt the Ethics Documents, which recommendation the Board adopted.

        In addition to determining that each member of the Audit Committee is "independent" within the meaning of the rules of both the NYSE and the SEC, our Board of Directors and the Nominating & Governance Committee also have determined that each member of the Audit Committee is "financially literate" and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE. Our Board has also determined that Robert B. Shapiro and Karl

M. von der Heyden are "audit committee financial experts" within the meaning of the rules of the SEC.

        At its meeting in February, Mr. von der Heyden informed the Board that, after the merger was completed and NYSE Group became a public company, the number of public company audit committees on which he served would rise to five. Mr. von der Heyden anticipated that, by the end of June 2006, he would reduce the number of the other audit committee obligations to two. The Board reviewed his audit committee obligations and determined that, given the brief period of time during which Mr. von der Heyden would serve on five public company audit committees, these commitments would not impair him from fulfilling his responsibilities on our Audit Committee.

        Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

        In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 90, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence. The Audit Committee or a member thereof must specifically pre-approve all non-audit services that the independent auditors perform.

        Based on the reports and discussions described in this report, and subject to the limitations on its role and responsibilities, the Audit Committee recommended to the Board of Directors that the audited financial statements of NYSE Group for the fiscal year ending December 31, 2005 be included in its Annual Report on Form 10-K for such fiscal year.

Audit Committee:
James S. McDonald (Chair)
Robert B. Shapiro
Karl M. von der Heyden

(James J. McNulty joined the Audit Committee on April 6, 2006.)

REPORT OF THE HUMAN RESOURCES & COMPENSATION COMMITTEE

Overview

        NYSE Group was created in 2005 in connection with the consummation of the merger of the NYSE and Archipelago. Prior to the completion of this merger on March 7, 2006, NYSE Group conducted no significant business and was not a publicly traded company. Thus, in 2005 NYSE Group's officers and directors were not compensated by NYSE Group, but rather by the NYSE or Archipelago. As of March 7, 2006, the date the merger was completed, the Human Resources & Compensation Committee consisted of Mr. Shapiro, who serves as the committee chair, Ms. Jackson, Ms. Rivlin and Mr. Woolard. Prior to that date, the functions of the Human Resources & Compensation Committee were performed by the Human Resources & Compensation Committee of the NYSE (the "Predecessor Compensation Committee") for executive officers of the NYSE and the Compensation Committee of Archipelago for the executive officers of that entity. Accordingly, the Human Resources & Compensation Committee has been administering the executive compensation arrangements established and approved by those committees since the completion of the mergers on March 7, 2006. In addition, the Committee has been reviewing these executive compensation arrangements with an eye toward making modifications that may be necessary or advisable in light of the combined companies' compensation objectives and business goals.

Attendance and Independence

        Since March 7, 2006, the Human Resources & Compensation Committee has met once. Each member of the Human Resources & Compensation Committee has met the standards of "independence" under the rules established by the NYSE and qualified as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code and as a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act. Our Board of Directors determines the membership of the Human Resources & Compensation Committee.

Human Resources & Compensation Committee Purpose

        The primary purpose of the Human Resources & Compensation Committee is to discharge the Board of Director's responsibilities relating to compensation of the our senior management. In furtherance of that role, the Human Resources & Compensation Committee has prepared this report for inclusion in this proxy statement.

        When requested, the Human Resources & Compensation Committee also provides guidance to the Board of Directors and its Nominating & Corporate Governance Committee on director compensation, but the Human Resources & Compensation Committee itself does not have any authority with regard to the compensation arrangements for members of the Board who are not employees of the Company. Such arrangements are authorized solely by the Board.

Human Resources & Compensation Committee Duties and Responsibilities

        The primary responsibilities of the Human Resources & Compensation Committee are as follows:

  •
  reviewing and advising the Chairman of the Board and the officers of NYSE Group with respect to human resource policies and procedures relating to NYSE Group, including the activities relating to recruiting, labor relations, training and compensation of employees, as well as development and succession planning of key staff;

  •
  reviewing employee benefit plans, and the operation and administration of benefit plans by the employee benefit plans committee, including reviewing compliance of such plans with applicable law;

  •
  at the request of the Nominating & Governance Committee, advising and assisting the Nominating & Governance Committee in reviewing (i) director compensation and benefits and (ii) any development plans for potential successors to the Chief Executive Officer;

  •
  reviewing and approving corporate goals and objectives relevant to executive officer compensation, evaluating the executive officers' performance in light of those goals and objectives, and, together with the other directors, determining and approving such compensation;

  •
  certifying the achievement of performance goals;

  •
  reviewing and approving salary grade structures and guidelines, and bonus and merit plans, including the cumulative effect of awards made pursuant to such plans;

  •
  at the request of the Board, reviewing the appointment of all officers who are subject to section 16(b) of the Exchange Act and all officers who report directly to the chief executive officer of NYSE Group, and recommendations involving personnel received from the Audit Committee;

  •
  reviewing, approving, and submitting for ratification by the Board, the compensation for senior executive officers;

  •
  approving officers appointed by, and reporting directly or indirectly to, the Chief Executive Officer;

  •
  reviewing and approving any employment agreements for senior executives of NYSE Group;

  •
  at the request of the Human Resources & Compensation Committee of NYSE Regulation, advising and assisting the Human Resources & Compensation Committee of NYSE Regulation concerning human resource policies and procedures, director compensation and salary grade structures and merit plans;

  •
  with respect to corporate audit and regulatory quality review personnel, making recommendations to, and advising, the Board on compensation and personnel actions; and

  •
  reporting annually to the stockholders and the public on the compensation of the five most highly compensated officers of NYSE Group and its subsidiaries (as well as director compensation) and on the compensation philosophy and methodology used to award that compensation (including information relating to appropriate comparisons, benchmarks, performance measures and evaluation processes consistent with the missions of NYSE Group and its subsidiaries (including NYSE Regulation).

        The charter of the Human Resources & Compensation Committee reflects these responsibilities, and the Human Resources & Compensation Committee and the full Board of Directors periodically review and revise the Charter. In carrying out the foregoing responsibilities, the Human Resources & Compensation Committee will apply our executive compensation philosophy, as discussed below, and endeavor, where appropriate, to link each member of senior management's compensation to his or her service to us and overall performance. As used above, the term "senior management" includes those officers of the NYSE Group designated by the Human Resources & Compensation Committee in its discretion.

Executive Compensation Philosophy

        The NYSE Group believes that highly talented, dedicated and results-oriented executives are critical to our growth and long term success. Our compensation programs are designed to attract and retain the highest caliber executive talent and to align our management's long-term interests with those of our investors. We also believe that compensation should be tied in part to financial performance so that executives are held accountable through their compensation for the performance of the business for which they are responsible and that compensation should be tied in part to the individual's performance to encourage and reflect individual contributions to our performance. We use a combination of compensation vehicles including annual base salary and a short-term cash incentive program, as well as long-term cash and equity plans that reward the management for successful long term corporate performance.

        The Human Resources & Compensation Committee reviews our compensation practices and programs with the guidance of outside compensation consultants. The compensation consultants assist the Human Resources & Compensation Committee in the design and evaluation of executive pay packages.

        A senior executive's annual base salary is targeted at the 50th percentile of a selected comparator group as reviewed by our outside consultants. Total direct compensation including base salary, bonus and long-term incentives is targeted between the 50th and 75th percentile.

Compensation Consultant

        The Human Resources Division supports the Human Resources & Compensation Committee in its work. In addition, the Human Resources & Compensation Committee has the authority under its charter to engage the services of outside advisors and experts for assistance. In accordance with this authority, the Committee engages Towers Perrin as independent outside compensation consultant to advise the Human Resources & Compensation Committee on all matters related to chief executive officer and other executive compensation. The independent compensation committee consultant is retained by and reports directly to the Human Resources & Compensation Committee.

Compensation Comparison

        The Human Resources & Compensation Committee uses a comparison study utilizing a sample of publicly traded exchanges and securities firms that do not trade for their own proprietary accounts.

Components of Executive Compensation

        The Human Resources & Compensation Compensation Committee has broken down total executive compensation into the following components:

  •
  salary;

  •
  annual bonus;

  •
  long-term cash and equity incentives;

  •
  pension benefits;

  •
  welfare benefits; and

  •
  perquisites.

        A more detailed discussion of each component follows:

        Salary.    In 2006, our executives' base salaries will be targeted at the median range of compensation for equivalent positions within a defined comparator group. Base salaries are established based on the scope and breadth of responsibilities. These salary levels are reviewed annually.

        Annual Bonus.    A significant component of our executives' total cash compensation in 2006 will be our short-term incentive bonus which is dependant on the achievement of financial and strategic objectives. The performance metrics that may be used include, but are not limited to, market share, earnings, earnings-per-share, operating profit, operating margin, return on equity, return on assets, total return to stockholders, technology improvements, return on investment capital, revenue growth, cash flow, expense reduction and systems reliability.

        Long Term Cash and Equity Incentives.    The Human Resources & Compensation Committee believes that compensation should be tied in part to NYSE Group's stock performance through various forms of equity compensation to align executives' interests with those of our investors. To that end, the Human Resources & Compensation Committee intends to review and introduce long-term equity based incentive programs in 2006. We will implement long-term cash incentives for employees who are precluded from owning NYSE Group stock.

        Pension Benefits.    In 2006, NYSE Group froze all accrued benefits of the defined benefit pension plans and implemented an employer paid defined contribution plan. NYSE Group has a 401(k) Savings Plan that is tax-qualified under the Internal Revenue Code. The NYSE Group also has the SESP.

        Welfare Benefits.    NYSE Group has broad-based health, dental, vision, life, and disability benefit programs. There are no other welfare-benefit programs and there are no welfare-benefit plans, programs or arrangements exclusive to executives. The Human Resources & Compensation Committee does not currently intend to implement any executive-level welfare-benefit plans, programs or arrangements in the future.

        Perquisites.    NYSE Group has no executive-level perquisite plans, programs or arrangements, and the Human Resources & Compensation Committee does not currently intend to implement any executive-level perquisite plans, programs or arrangements in the future.

Chief Executive Officer Compensation

        The Human Resources & Compensation Committee, with the assistance of its external compensation consultants, will annually review the total compensation package for our Chief Executive Officer, setting the compensation level, mix and performance goals for each subsequent calendar year. As part of its review, the Human Resources & Compensation Committee also will consider competitive data regarding salaries and incentives awarded to chief executives in a comparator group. The Human Resources & Compensation Committee will weight the Chief Executive Officer's target compensation package significantly toward performance based incentive pay.

        In 2005, Mr. Thain received a base salary of $4,120,000. Mr. Thain's salary level is determined by his employment letter agreement, dated January 15, 2004, and benefits letter agreement dated December 1, 2004, which the Predecessor Compensation Committee adopted. The Human Resources & Compensation Committee recommended and the Board of Directors awarded Mr. Thain a bonus of $2.0 million for 2005.

        The Human Resources & Compensation Committee recommended and the Board of Directors intends to propose to Mr. Thain an amendment to his letter agreements that would reduce his annual base salary to $750,000, create a performance-based incentive compensation with cash and equity targets totaling $5.25 million, for a total compensation target of $6.0 million, and cause him to participate in the benefit plans currently available to senior executives.

Section 162(m) Policy

        The provisions of Section 162(m) of the Internal Revenue Code generally disallow a tax deduction to a publicly-traded company for compensation in excess of $1,000,000 paid to its chief executive officer or any of its other four most highly compensated executive officers in any fiscal year, unless the plan and awards pursuant to which any portion of the compensation is paid meet certain requirements. Certain exceptions apply in the case of plans adopted by a private company that subsequently becomes publicly-traded.

        The NYSE Group, Inc. 2006 Stock Incentive Plan is intended to constitute a plan described in Treasury Regulation Section 1.162-27(f)(1), pursuant to which the deduction limits under Section 162(m) of the Internal Revenue Code do not apply during the applicable transition period. In general, the transition period ends upon the earliest of: (i) the expiration of the plan (i.e., 10 years after the date the plan is approved by stockholders); (ii) the material modification of the plan; (iii) the issuance of all available stock under the plan; or (iv) the first stockholder meeting at which directors are to be elected that occurs after December 31, 2007.

Conclusion

        The Human Resources & Compensation Committee believes that the executive compensation plans and programs with respect to fiscal year 2005 were both competitive and appropriate based on the NYSE's performance over that year. The Human Resources & Compensation Committee will continue its review and analysis of executive compensation plans and programs during fiscal year 2006.

Compensation Committee:
Robert B. Shapiro (Chair)
Shirley Ann Jackson
Alice M. Rivlin
Edgar S. Woolard, Jr.

(William E. Ford joined the Human Resources & Compensation Committee on April 6, 2006.)

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, our equity securities with the SEC. Such directors, executive officers and 10% stockholders are also required to furnish us with copies of all Section 16(a) reports they file.

        Prior to March 7, 2006, the date of the completion of the merger, NYSE Group did not have a class of securities registered under Section 12 of the Exchange Act. Consequently, no reports under Section 16(a) were filed or required to be filed with respect to any NYSE Group securities.

        Based on a review of the copies of reports we received, and on written representations from our reporting persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were complied from March 7, 2006 to the date of this proxy statement, with the exception of one Form 4 report for Edgar S. Woolard, Jr. disclosing the purchase of 100 shares of our Common Stock on March 8, 2006, the day our stock began to publicly trade, that was inadvertently filed late.

Incorporation by Reference

        To the extent that this proxy statement is incorporated by reference into any other filing by NYSE Group under the Securities Act or the Exchange Act, the sections of this proxy statement entitled "Report of the Nominating & Governance Committee," "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) and "Report of the Human Resources & Compensation Committee" as well as the annexes to this proxy statement, will not be deemed incorporated, unless specifically provided otherwise in such filing.

Other Matters

        As of the date of this proxy statement, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with the recommendation of the Board or in their best judgment with respect to such matters.

Stockholder Proposals for 2007 Annual Meeting

        Stockholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials that we will distribute in connection with our 2007 annual meeting must submit their proposals to the Corporate Secretary, NYSE Group, Inc., 11 Wall Street, New York, NY 10005 on or before December 29, 2006. If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's Annual Meeting, the deadline for inclusion of proposals in our 2007 proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

        For a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8, stockholders must give timely notice of the proposal to our Corporate Secretary in accordance with the advance notice procedures set forth in our Bylaws, which require, in general, that notice be delivered to our Corporate Secretary not later than 90 days prior to, and not earlier than 120 days prior to, the one-year anniversary date of this year's Annual Meeting. In the event that the date of next year's annual meeting is more than 30 days before or more than 60 days after the anniversary date, to be timely, notice by the stockholder must be delivered not earlier than 120 days prior to the annual meeting and not later than 90 days prior to the annual meeting or 10 days following the day on which we first make a public announcement of the meeting date.

Director Nominations

        In accordance with our Bylaws, in order to be properly brought before the 2007 annual meeting, a stockholder's nomination of a candidate for the Board must be delivered to the Corporate Secretary, NYSE Group, Inc., 11 Wall Street, New York, NY 10005 no later than 90 days prior to the one year anniversary date of this year's Annual Meeting and no earlier than 120 days prior to the one year anniversary date of this year's Annual Meeting.

NYSE Required Disclosures

        NYSE Group filed the certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 as an exhibit to Form 10-K filed with the SEC on March 31, 2006.

Annual Report on Form 10-K

        Please note that the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2005 that accompany these proxy materials are currently under review by the SEC in connection with a selling shareholder offering of our Common Stock and, accordingly, are subject to SEC comment and any resulting change that we may make to address any such comment.

VOTING VIA THE INTERNET OR BY TELEPHONE

        Provision has been made for you to vote your shares of Common Stock via the Internet or by touch-tone telephone. You may also vote your shares by mail. Please see the proxy card or voting instruction form accompanying this proxy statement for specific instructions on how to cast your vote by any of these methods.

        Votes submitted via the Internet or by touch-tone telephone must be received by 12:00 noon, EDT, on May 31, 2006. Submitting your vote via the Internet or by touch-tone telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

        The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. We have been advised that the Internet and telephone voting procedures that have been made available to you are consistent with the requirements of applicable law. Stockholders voting via the Internet or by touch-tone telephone should understand that there may be costs associated with voting in these manners, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder.

By Order of the Board of Directors:
/s/ MARSHALL N. CARTER Marshall N. Carter Chairman of the Board

New York, New York
Dated: April 28, 2006

Annex A

DEFINITIONS

        "Related Persons" shall mean with respect to any Person:

        (i)    any "affiliate" (as such term is defined in Rule 12b-2 under the Exchange Act) of such Person;

        (ii)   any other Person(s) with which such first Person has any agreement, arrangement or understanding (whether or not in writing) to act together for the purpose of acquiring, voting, holding or disposing of shares of the stock of the Corporation;

        (iii)  in the case of a Person that is a company, corporation or similar entity, any executive officer (as defined under Rule 3b-7 under the Exchange Act) or director of such Person and, in the case of a Person that is a partnership or a limited liability company, any general partner, managing member or manager of such Person, as applicable;

        (iv)  in the case of a Person that is a "member organization" (as defined in the rules of New York Stock Exchange LLC, as such rules may be in effect from time to time), any "member" (as defined in the rules of New York Stock Exchange LLC, as such rules may be in effect from time to time) that is associated with such Person (as determined using the definition of "person associated with a member" as defined under Section 3(a)(21) of the Exchange Act);

        (v)   in the case of a Person that is an OTP Firm (as defined in the rules of NYSE Arca, Inc. (formerly known as the Pacific Exchange), as such rules may be in effect from time to time), any OTP Holder (as defined in the rules of NYSE Arca, Inc. (formerly known as the Pacific Exchange), as such rules may be in effect from time to time) that is associated with such Person (as determined using the definition of "person associated with a member" as defined under Section 3(a)(21) of the Exchange Act);

        (vi)  in the case of a Person that is a natural person, any relative or spouse of such natural Person, or any relative of such spouse who has the same home as such natural Person or who is a director or officer of the Corporation or any of its parents or subsidiaries;

        (vii) in the case of a Person that is an executive officer (as defined under Rule 3b-7 under the Exchange Act), or a director of a company, corporation or similar entity, such company, corporation or entity, as applicable;

        (viii)   in the case of a Person that is a general partner, managing member or manager of a partnership or limited liability company, such partnership or limited liability company, as applicable;

        (ix)  in the case of a Person that is a "member" (as defined in the rules of New York Stock Exchange LLC, as such rules may be in effect from time to time), the "member organization" (as defined in the rules of New York Stock Exchange LLC, as such rules may be in effect from time to time) with which such Person is associated (as determined using the definition of "person associated with a member" as defined under Section 3(a)(21) of the Exchange Act); and

        (x)   in the case of a Person that is an OTP Holder, the OTP Firm with which such Person is associated (as determined using the definition of "person associated with a member" as defined under Section 3(a)(21) of the Exchange Act).

        "Person" shall mean any natural person, company, corporation or similar entity, government, or political subdivision, agency, or instrumentality of a government.

A-1

Annex B

NYSE GROUP, INC.
AUDIT COMMITTEE CHARTER

Adopted February 2, 2006

Purpose

        The Audit Committee is appointed by the Board of Directors ("Board") of NYSE Group, Inc. ("Group") and charged with assisting the Board in its oversight of: (a) the integrity of the Group's financial statements and internal controls, (b) compliance with legal and regulatory requirements, as well as the Group's ethical standards and policies, (c) the qualifications and independence of the Group's independent auditor, and (d) the performance of the Group's internal audit function and its independent auditors; and preparing the Audit Committee report for inclusion in the Group's annual proxy statement.

Membership

        The Committee will consist of no fewer than three members, all of whom will meet the independence and experience requirements of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934 ("Exchange Act").

        Each member of the Committee will be financially literate, as such qualification is interpreted by the Board in its business judgment, or become financially literate within a reasonable time after appointment to the Committee. At least one member of the Committee will have accounting or related financial management expertise, as such qualification is interpreted by the Board in its business judgment. The designation or determination by the Board of a person as an Audit Committee financial expert will not impose on such person individually, on the Committee, or on the Board as a whole, any greater duties, obligations or liability than would exist in the absence of such designation or identification.

        The members, including the Chairman, will be appointed by the Board upon the recommendation of the Nominating & Governance Committee. Audit Committee members may be added, removed, or replaced by the Board in its complete discretion.

Organization

        The Committee will meet at least four times during each Board year, or more frequently as it deems necessary to carry out its responsibilities. Meetings of the Committee may be called by the Chairman or a majority of the members of the Committee. A majority of the Committee members will constitute a quorum, except as may be otherwise required by law or the Group's Certificate of Incorporation or Bylaws. The act of a majority of the Committee members present at any meeting at which a quorum is present will be the act of the Committee.

        The Committee will regularly meet privately in separate sessions with senior management, the independent auditor, and the senior internal audit executive. The Committee may request any officer or employee of the Group or its outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. In discharging its responsibilities, the Audit Committee will have the resources and authority to cover ordinary administrative costs and to engage any registered public accounting firm, independent counsel and other advisors or professionals it deems appropriate.

        The Committee will regularly report to the Board, and will report each year with respect to the activities of the Committee and compliance with this charter. It will reassess the adequacy of this charter annually and propose changes to the Board for approval.

        The Committee will annually review its own performance and report the results to the Board.

        While the Committee has the responsibilities and powers set forth in this charter, the role of the Committee is assisting the Board in its oversight responsibilities. It is not the duty of the Committee to plan or conduct audits or to determine that the Group's financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. Likewise, it is not the Committee's responsibility to conduct investigations, or to assure that the Group complies with specific legal requirements or the Group's code of ethics. Each member of the Committee will be entitled to rely, to the fullest extent permitted by law, upon the integrity of those persons or organizations within and outside the Group from whom it receives information, and the accuracy of the information.

Duties and Responsibilities

        The primary responsibilities of the Audit Committee are set forth below. The Committee will:

A.
Oversight of Independent Auditors

1.
Require the independent auditor to report directly to the Committee. Appoint, oversee the work of, evaluate the qualifications, performance and independence of, determine compensation for, and where appropriate, terminate, replace, or rotate, the independent auditor. In evaluating the performance of the independent auditor, the Committee will evaluate the performance of the independent auditor's lead partner and will consider whether the provision of non-audit services is compatible with maintaining the auditor's independence, and ensure the rotation of audit partners as required by law. The Committee will present its conclusions with respect to the independent auditor to the Board.

2.
Review and pre-approve, to the extent required by applicable laws and regulations, the scope and general extent of the independent auditor's services, audit and non-audit, the significant audit procedures that will be used, and the estimated fees for its audit services. The Chairman of the Committee may grant any required pre-approval of specific services as required, provided that the full Committee is advised of such approval at the next regularly scheduled Committee meeting.

3.
Obtain and review a report by the independent auditor, at least annually, regarding: (a) the independent auditor's quality control procedures, (b) any material issues raised by the most recent internal quality control or peer review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting an independent audit conducted by the firm, (c) any step taken to address such issues, and (d) all relationships between the independent auditor and the Group. Discuss with the independent auditor whether any disclosed relationships or services may impact the objectivity and independence of the independent auditor and make appropriate recommendations to the Board concerning such matters.

4.
Obtain and review a report by the independent auditor, at least annually, containing: (a) the auditor's conclusions regarding the Group's critical accounting principles and the application of those principles, (b) all alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of the use of such alternative treatments, (c) the critical accounting principles preferred by the independent auditor, and (d) other matters required to be discussed with the independent auditor by applicable laws and regulations.

5.
Recommend to the Board clear policies for the Group's hiring of employees or former employees of the independent auditor.

  6.
  Review with the independent auditor any problem or difficulties in auditing the Group's financial statements and management's responses. The Committee will make efforts to resolve any disagreements between management and the independent auditor regarding financial reporting.

  7.
  Facilitate open communications among the Group's independent auditor, management, the internal audit division and the Board.

B.
Oversight of Internal Auditors

1.
Establish a direct line of communication with the senior internal audit executive. Review the findings of significant reports to management made by the internal audit division and management's responses, as well as internal audit plans and recommended changes to the plans.

2.
Recommend for Board approval the appointment and replacement of the senior internal audit executive, and all matters related to responsibilities, budget and staffing of the internal audit division.

C.
Financial Statement and Disclosure Matters

1.
Review with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Group's Form 10-K.

2.
Review with management and the independent auditor the Group's quarterly financial statements including disclosures made in management's discussion and analysis prior to the filing of its Form 10-Q or release of earnings information, including the results of the independent auditor's review of the quarterly financial statements.

3.
Review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Group's financial statements, including the Group's critical accounting principles and any significant changes to those principles or their application, the effect of off-balance sheet structures on the Group's financial statements, and material or non-financial arrangements that do not appear in the Group's financial statements. Discuss the effect of regulatory and accounting initiatives on the Group's financial statements.

4.
Review with management and the independent auditor any major issues as to the adequacy of the Group's internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

5.
Review with management (including the senior internal audit executive) and the independent auditor the Group's internal controls report and the independent auditor's attestation of the report prior to the filing of the Group's Form 10-K.

6.
Review disclosures made by the Group's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about the results of their evaluation of the effectiveness of disclosure controls and any significant deficiencies in the design or operation of internal controls or material weaknesses, and any fraud involving management or other employees who have a significant role in the Group's internal controls.

7.
Discuss the Group's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

D.
Corporate Oversight

1.
Discuss the Group's major financial risk exposures and the steps management has taken to monitor and control such exposures, and the Group's risk assessment and risk management policies.

2.
Review, and recommend for Board approval, the Officers' and Employees' Statement of Business Conduct and Ethics ("Statement") and Guidelines on Gifts and Entertainment ("Guidelines"). Review the implementation, effectiveness and adequacy of resources of the ethics program supporting compliance with the Statement and Guidelines. Require the Chief Ethics Officer to report directly to the Committee at least annually regarding the ethics program and to review with the Committee, as appropriate, any significant instances of deviation by officers and employees from these and other established codes of conduct. Recommend for Board approval the appointment and replacement of the Chief Ethics Officer.

3.
Establish procedures for the receipt, retention and treatment of complaints received by the Group regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Review any such significant complaints or concerns.

4.
Review periodically with the Chief Technology Officer and others, as appropriate, the status of the existing technology programs and significant technological initiatives as they relate to the Group.

5.
Review periodically with the head of security the physical and personnel security programs in place for the Group.

6.
Review with the General Counsel and others, as appropriate and at least annually, legal matters that may have a material impact on the Group's financial statements, related party transactions and potential conflicts of interest, the Group's compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

7.
Direct and oversee, as appropriate, investigations into any matter brought to its attention within the scope of its duties.

Annex C

NYSE GROUP, INC.
CORPORATE GOVERNANCE GUIDELINES

A.    DIRECTOR QUALIFICATIONS AND BOARD COMPOSITION

  1.    Board Size

        Subject to the rights of the holders of any series of preferred stock of NYSE Group, Inc. ("NYSE Group") to elect additional Directors under specified circumstances, the number of Directors on the Board of Directors (the "Board") shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

  2.    Independence and Qualification of Directors

        All members of the Board, other than the Chief Executive Officer, shall satisfy the independence requirements for Directors of NYSE Group, as modified and amended by the Board from time to time. The Chief Executive Officer shall be recused from deliberations of the Board, whether it is acting as the Board or as a committee of the Board, with respect to activities of any committee of the Board that is required to be comprised solely of Directors who satisfy the independence requirements of NYSE Group, as modified and amended by the Board of Directors from time to time.

        The Nominating & Governance Committee is responsible for reviewing the qualifications and independence of the members of the Board and its various committees on a periodic basis as well as the composition of the Board as a whole. This assessment will include members' qualification as independent, as well as consideration of diversity, age, skills, and experience in the context of the needs of the Board. Nominees for Director will be recommended to the Board by the Nominating & Governance Committee in accordance with the policies and principles in its charter.

        While the Nominating & Governance Committee will make recommendations to the Board as to whether Directors or director candidates satisfy the independence requirements for Directors of NYSE Group, an affirmative determination of the satisfaction of those requirements by any Director or director candidate will be made by the Board as a whole.

        Directors of NYSE Group or its subsidiaries may not contribute to any political action committee of member organizations or, except for management directors, to any political action committee of the employees of the NYSE Group or its subsidiaries. Except for management directors, directors of NYSE Group or its subsidiaries also may not influence the selection of charitable organizations to which the NYSE Group or its subsidiaries contribute.

  3.    Annual Election of Directors

        The Directors shall be elected by the stockholders at each annual meeting of stockholders (or any adjournment or continuation thereof) at which a quorum is present, to hold office until the next annual meeting of stockholders, but shall continue to serve despite the expiration of their terms until their respective successors are duly elected and qualified. Elections of Directors need not be by written ballot except and to the extent provided in the Bylaws of the NYSE Group. Each year, the Board shall recommend a slate of Directors for election by the stockholders at the annual meeting of stockholders.

        In an uncontested election, any nominee for Director who receives a greater number of votes "withheld" from or "against" his or her election than votes "for" such election (a "Majority Withheld Vote") shall tender his or her resignation for consideration by the Nominating & Governance Committee. The Nominating & Governance Committee shall recommend to the Board the action to be taken with respect to such tendered resignation. Any Director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating & Governance Committee recommendation or Board action regarding whether to accept the tendered resignation.

        If each member of the Nominating & Governance Committee received a Majority Withheld Vote at the same election, then the independent Directors who did not receive a Majority Withheld Vote shall appoint a committee among themselves to consider the tendered resignation and recommend to the Board whether to accept them. However, if the only Directors who did not receive a Majority Withheld Vote in the same election constitute three or fewer Directors, all Directors may participate in the action regarding whether to accept the tendered resignation.

  4.    Business Judgment; Indemnification

        The basic responsibility of the Directors is to exercise their business judgment in good faith to act in what they reasonably believe to be in the best interests of NYSE Group and to discharge their obligations under the Certificate of Incorporation of NYSE Group. In discharging that responsibility, Directors should be entitled to rely on the honesty and integrity of their fellow Directors and of the NYSE Group's senior executives, outside advisors and outside auditors. The Directors shall also be entitled to have the NYSE Group purchase reasonable Directors and Officers liability insurance on their behalf and to the benefits of indemnification to the fullest extent permitted by law and the NYSE Group's Certificate of Incorporation and Bylaws and any indemnification agreements.

  5.    Board Membership Criteria

        The Nominating & Governance Committee is responsible for proposing a slate of Directors for election by the stockholders. The Nominating & Governance Committee shall propose persons as candidates for the Board who, in the opinion of the Committee, are committed to serving the best interests of NYSE Group and can discharge the obligations of Directors under the Certificate of Incorporation of NYSE Group.

  6.    Limitation on Management Directors

        The Chief Executive Officer is the only member of management who may serve as a Director.

  7.    Resignation Policy

        Any Director may resign at any time by giving written notice of resignation to the Board, the Chairman of the Board or the Secretary of the NYSE Group. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be so specified, then it shall take effect immediately upon its receipt.

  8.    Limitations on Other Board Service

        Directors should advise the Chairman of the Board and the chairman of the Nominating & Governance Committee in advance of accepting an invitation to serve on the board of directors, the audit committee or the compensation committee of another public company. There should be an opportunity for the Board, through the Nominating & Governance Committee, to review the Director's availability to fulfill his or her responsibilities as a Director if he or she serves on more than three other public company boards, or on the audit committee or compensation committee of more than three other public company boards.

  9.    Term

        Each Director shall serve for a term of one year. NYSE Group has set no limit on the number of terms that a Director may serve.

  10.    Retirement Age for Directors

        NYSE Group has no mandatory retirement age for Directors.

  11.    Director Orientation and Continuing Education

        All new Directors must participate in the NYSE Group's Orientation Program, which will be conducted promptly following the annual meeting at which new Directors are elected or following the time the new Director otherwise joins the Board. This orientation will include presentations by senior management to familiarize new Directors with NYSE Group's strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Ethics and Business Conduct, its principal officers, and its internal and independent auditors. All continuing Directors are also invited to attend the Orientation Program. In addition, NYSE Group offers Directors continuing director education opportunities.

  12.    Director Communications with Third Parties

        The Board believes that the management speaks for NYSE Group. As appropriate, the Chairman speaks for the Board. Individual Directors may, from time to time, meet or otherwise communicate in their capacity as Directors of NYSE Group with various constituencies that are involved with NYSE Group. However, it is expected that Directors will do this with respect to matters that have been, are, or may come before the Board only with the knowledge of the management and, absent unusual circumstances or as contemplated by the committee charters, only at the request of management.

B.    BOARD MEETINGS

  1.    Frequency of Meetings

        The Board shall have not less than four meetings each year. Special meetings of the Directors may be called by the Chairman of the Board, the Chief Executive Officer or a majority of the Directors then in office, in accordance with the provision of the Bylaws of NYSE Group.

  2.    Strategic Plan Review

        The Board will review NYSE Group's long-term strategic plans and the principal issues that NYSE Group will face in the future during at least one Board meeting each year.

  3.    Attendance at Meetings

        Directors are expected to attend Board meeting and meetings of committees on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

  4.    Information Flow and Distribution of Meeting Materials

        Information and data that are important to the Board's understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the Directors before the meeting, and Directors should review these materials in advance of the meeting.

  5.    Selection of Agenda Items

        The Chairman will establish the agenda for each Board meeting. At the beginning of the year, the Chairman will identify agenda subjects to be discussed during the year (to the degree this can be foreseen). Each Director is free to suggest the inclusion of items on the agenda. Each Director is free to raise at any Board meeting subjects that are not on the agenda for that meeting. The Chief Executive Officer will give a report at each meeting.

  6.    Access to Management and Independent Advisors

        Directors have full and free access to officers and employees of NYSE Group. Any meetings or contacts that a Director wishes to initiate may be arranged through the Chairman, the Chief Executive Officer or the Secretary of the NYSE Group or directly by the Director. The Directors will use their judgment to ensure that any such contact is not disruptive to the business operations of NYSE Group and does not inappropriately disclose any confidential or sensitive information in the possession of the Director and will, to the extent not inappropriate, copy the Chief Executive Officer on any written communications between a Director and an officer or employee of NYSE Group.

  7.    Executive Sessions

        The Directors will meet regularly in executive session without the Chief Executive Officer or any staff members present, unless such staff member's presence is specifically requested. The Chairman will preside at these meetings. The Board shall disclose a method for interested parties to communicate directly and confidentially with the Chairman or with the elected Directors as a group.

C.    COMMITTEES OF THE BOARD

  1.    Committees and Responsibilities

        The Board will have three standing committees: an Audit Committee, a Human Resources and Compensation Committee, and a Nominating & Governance Committee. All of the members of these committees will be independent Directors under the criteria established by the NYSE Group, the NYSE listed company standards and, in the case of the Audit Committee, Section 10A(m) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. A full description of the responsibilities of each of the committees is set forth in the charter for each committee.

  2.    Committee Charters

        Each committee will have its own charter. The charters will set forth the purposes, goals, responsibilities and authority (consistent with any applicable Bylaws or resolutions of the Board) of the committees, as well as any specific qualifications for committee membership and procedures for committee member appointment; in addition, the charters will address committee reporting to the Board. The charters will also provide that each committee will annually evaluate its own performance and report the results of this evaluation to the Board.

  3.    Membership and Chairs of Committees

        In general, committee members will be appointed by the Board on the recommendation of the Chairman, with the concurrence of the Nominating & Governance Committee. Although the Board may consider rotating committee members periodically, the Board does not believe that rotation should be mandated as a policy.

  4.    Committee Meetings

        The chairman of each committee, in consultation with the committee members, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee's charter. The chairman of each committee, in consultation with the members of the committee and appropriate members of management, will develop the committee's agenda. At the beginning of the year, each committee will identify agenda subjects to be discussed during the year (to the degree these can be foreseen). The committee chairmen will report to the Board on each committee's actions. The schedule for each committee will be furnished to all Directors.

  5.    Independent Advisors

        The Board and each committee has the power to hire, at the expense of NYSE Group, independent legal, financial or other advisors as it may deem necessary, without consulting or obtaining the approval of any officer of NYSE Group in advance.

  6.    Additional Committees

        The Board may, from time to time, designate one or more additional committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others, elect a Director or Directors to serve as the member or members, designating, if it desires, other Directors as alternate members who may replace any absent or disqualified member at any meeting of the committee.

D.    PERFORMANCE EVALUATION AND SUCCESSION PLANNING

  1.    Annual Chief Executive Officer Evaluation

        The Human Resources and Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer's performance in light of those goals and objectives, and, together with the other Directors, determining and approving such compensation.

  2.    Succession Planning

        The Nominating & Governance Committee is responsible for succession planning of the Chief Executive Officer of the NYSE Group.

  3.    Board and Committee Self-Evaluation

        The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating & Governance Committee will establish and oversee self-evaluation by the Board. This evaluation will be discussed by the Board following the completion of its assessment.

E.    DIRECTOR COMPENSATION

        The form and amount of Director compensation will be determined in accordance with the policies and principles set forth in the Certificate of Incorporation of NYSE Group or other applicable rules, and the Nominating & Governance Committee will conduct an annual review of Director compensation and make recommendations regarding Director compensation.

F.    REVIEW

        The Nominating & Governance Committee will review these guidelines and may make recommendations to the Board for appropriate modifications from time to time.

Annex D

NYSE GROUP, INC.
CANDIDATE NOMINATION POLICY OF THE BOARD OF DIRECTORS

        The NYSE Group Board of Directors consists of a number of Directors fixed from time to time by the Board, all of whom, apart from the chief executive officer, comply with the independence requirements of the NYSE's own rules applied to listed companies as well as with the terms of the Independence Policy of the NYSE Group Board. Nominees to the NYSE Group Board will be recommended by the Board's Nominating & Governance Committee. To ensure that highly qualified individuals are identified, the Nominating & Governance Committee considers Director candidates from a variety of sources, including from NYSE Group stockholders, listed companies, investors in equity securities and current Directors.

        To ensure fair representation of NYSE member organizations in the selection of directors and the administration of the affairs of New York Stock Exchange LLC ("NYSE LLC"), twenty percent (20%), and not less than two, of the directors on the boards of each of NYSE LLC, NYSE Market and NYSE Regulation must be directors who are not NYSE Group Directors, and who are chosen solely from candidates ("Fair Representation Candidates") who are recommended by the NYSE Market Director Candidate Recommendation Committee ("DCRC") or NYSE Regulation DCRC, as applicable. Fair Representation Candidates for the NYSE LLC board are recommended jointly by the DCRCs of NYSE Market and NYSE Regulation. NYSE member organizations have the right to propose alternative Fair Representation Candidates by petition. The board of NYSE Arca must also include Fair Representation Candidates representing its members.

        In addition to the inclusion of Fair Representation Candidates, the boards of the NYSE Group subsidiaries are subject to the following requirements:

  •
  The NYSE LLC Fair Representation Candidates must not be Directors of NYSE Group ("Non-Affiliated Directors") and must qualify as independent under the Independence Policy of the NYSE Group Board.

  •
  A majority of the NYSE Regulation board, including the Fair Representation Candidates, must be Non-Affiliated Directors who qualify as independent under the Independence Policy of the NYSE Group Board.

  •
  Along with the required Fair Representation Candidates, the NYSE Market board will include an additional constituency representative director. Both the aforementioned constituency representative director and the Fair Representation Candidates must be Non-Affiliated Directors, but none of them need qualify as independent under the Independence Policy of the NYSE Group Board.

        To facilitate receipt of recommendations for director candidates, NYSE Group maintains a website that describes the criteria for director candidates and provides contact information for the Office of the Corporate Secretary (www.nyse.com/candidatenominations). This information is also provided below.

        The Office of the Corporate Secretary collects and maintains candidate recommendations on an ongoing basis so that the NYSE Group Board and the subsidiary boards can tap the pool of potential director candidates as needed. The NYSE Group Board and the subsidiary boards evaluate their own composition and performance annually and, if additional or replacement directors are required in a particular year, consider whether candidates from the pool can meet the need.

        The Nominating & Governance Committees of NYSE Group and NYSE Regulation (together, the "NYSE Nominating Committees") and the DCRCs do not discriminate on the basis of race, color, national origin, gender, religion, disability, or sexual preference in selecting director candidates.

Criteria for Director Candidates

        1.     The NYSE Nominating Committees and the DCRCs select director candidates on the basis of outstanding achievement in their professional careers, broad experience, personal and professional integrity, previous board or top-level management/leadership experience, and ability to make independent analytical inquiries. They also consider the skill sets and experiences of the existing directors, and actively seek to add directors who would bring additional relevant skill sets and experiences to the applicable board or would replace skill sets and experience lost through a director's retirement.

        2.     The NYSE Nominating Committees and the DCRCs believe that director candidates must have:

  •
  The experience and analytic skills necessary to gain a basic understanding of:

  •
  The self-regulatory functions of NYSE Group's two exchanges,

  •
  The principal operational, financial and strategic objectives and plans of the applicable NYSE Group entity,

  •
  The results of operations and financial condition of the applicable NYSE Group entity and of any significant subsidiaries or business segments,

  •
  The position of the applicable NYSE Group entity and its business segments relative to its competitors,

  •
  A perspective that will enhance the board's strategic discussions, and

  •
  The commitment and capability of devoting adequate time to board duties and availability to attend board and committee meetings

        For examples of the types of qualifications necessary for nomination to the boards of the NYSE Group and its subsidiaries, please refer to the curriculum vitae of the current directors, which can be found at www.nyse.com/nyseboard.

        3.     At least one Director of NYSE Group should have the qualifications and skills necessary to be considered an "Audit Committee Financial Expert" under the Sarbanes-Oxley Act of 2002.

        4.     All directors other than the NYSE Market or NYSE Arca "constituent" directors are required to be independent from listed companies, member organizations, NYSE Arca trading permit firms and trading permit holders, and certain other broker/dealers under the Independence Policy established by the NYSE Group Board. Among other things, no such director currently may be, or within the past three years may have been, (i) a NYSE member (prior to the merger between the NYSE and Archipelago) or employed by a NYSE member organization or (ii) employed by a NYSE Arca trading permit firm or trading permit holder. In addition, no such director may currently be an executive officer of a listed company. The NYSE Group Board's Independence Policy may be found at www.nyse.com/pdfs/DirectorIndependencePolicy.pdf.

        5.     All directors (with the exceptions of the single management director (the CEO) on each board) also must be independent from the management of NYSE Group and its subsidiaries in a manner comparable to the requirements of the NYSE governance standards for listed companies. Among other things, no director currently may be, or within the past three years may have been, an employee of NYSE Group or its subsidiaries, and directors must have no other material relationship with NYSE Group and its subsidiaries. The NYSE's governance standards for listed companies, which provide further information on the types of disqualifying management relationships, can be found at www.nyse.com/pdfs/section303A  final  rules.pdf.

How to Recommend a Director Candidate

        If you would like to recommend a director candidate for consideration, please do so by submitting the following information for each candidate to:

The Office of the Corporate Secretary
NYSE Group, Inc.
11 Wall Street
New York, NY 10005

        The director candidate's name and business address;

  •
  Your name and address and a statement that you represent an NYSE member organization, an NYSE Arca trading permit firm or NYSE Arca trading permit holder, or that you are an investor in equity securities with documentation showing that you own equity securities (i.e., brokerage statements);

  •
  A statement describing any relationship you have with the candidate;

  •
  A resume or curriculum vitae describing the candidate's qualifications; and

  •
  A detailed analysis of the candidate's qualifications under each of the criteria described above.

Annex E

NYSE GROUP, INC.
INDEPENDENCE POLICY OF THE BOARD OF DIRECTORS

Purpose

        The purpose of this Policy is to set forth the independence requirements that shall apply to the members of the Board of Directors (the "Board") of NYSE Group.

Independence Requirements

        1.     Each Director other than the Chief Executive Officer, and the Chairman of the Board if not also the Chief Executive Officer, shall be independent within the meaning of this Policy. A list of the Directors shall be maintained on the NYSE Group's web site.

        2.     A Director shall be independent only if the Board determines that the Director does not have any material relationships with NYSE Group. When assessing a Director's relationships and interests, the Board shall consider the issue not merely from the standpoint of the Director, but also from the standpoint of persons or organizations with which the Director is affiliated(1) or associated.

(1)
An "affiliate" of, or a person "affiliated" with, a specific person is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

        3.     In making independence determinations, the Board shall consider the special responsibilities of a Director in light of the fact that NYSE Group includes entities that are self-regulatory organizations and national securities exchanges subject to the supervision of the Securities and Exchange Commission.

        4.     The Board shall make an independence determination with respect to each Director required to be independent hereunder upon the Director's nomination or appointment to the Board and thereafter at such times as the Board considers advisable in light of the Director's circumstances and any changes to this Policy, but in any event not less frequently than annually.

        5.     It shall be the responsibility of each Director to inform the Chairman of the Board and the Chairman of the Nominating & Governance Committee promptly and otherwise as requested of the existence of such relationships and interests which might reasonably be considered to bear on the Director's independence.

        6.     Any Director required to be independent hereunder whom the Board otherwise determines not to be independent under this Policy shall be deemed to have tendered his or her resignation for consideration by the Board, and such resignation shall not be effective unless and until accepted by the Board.

Independence Qualifications

        1.     In making an independence determination with respect to any Director or Director candidate, the Board shall consider the standards below with respect to relationships or interests of the Director or Director candidate with or in (a) NYSE Group or its subsidiaries, (b) members and allied members (as defined in paragraphs (a) and (c), respectively, of Rule 2 of New York Stock Exchange LLC), and "allied persons" (as defined in Rule 1.1(b) of the Pacific Exchange and Rule 1.1(c) of PCX Equities, Inc.), (c) member organizations of New York Stock Exchange LLC and OTP Firms of the Pacific Exchange and ETP Holders of PCX Equities, Inc. (collectively, "Member Organizations") or non-member broker-dealers that engage in business involving substantial direct contact with securities customers ("Non-Member Broker-Dealers"), and (d) companies other than Member Organizations

E-1

whose securities are listed on New York Stock Exchange LLC or on the Pacific Exchange ("Listed Companies"). The standards below relating to category (a) are the same as those that New York Stock Exchange LLC applies to its own listed companies. The standards below relating to categories (b), (c) and (d) stem from the differing regulatory responsibilities and roles that New York Stock Exchange LLC and the Pacific Exchange exercise in overseeing the organizations and companies included in those categories.

        2.     The term "approved person" used herein has the meaning set forth in the Rules of New York Stock Exchange LLC, the Pacific Exchange, Inc. and PCX Equities, Inc.

        3.     The term "immediate family member" with respect to any Director has the meaning set forth in the NYSE Listed Company Manual.

        4.     The following independence criteria shall apply:

Independence from NYSE Group

        A Director is not independent if the Director or an immediate family member of the Director has or had a relationship or interest with or in NYSE Group which, if such relationship or interest existed with respect to a Listed Company on the NYSE Stock Exchange LLC, would preclude a Director of the Listed Company from being considered an independent Director of the Listed Company pursuant to Section 303A.02(a) or (b) of the Listed Company Manual.(2)

(2)
The relevant sections of the Listed Company Manual and commentary are available on the website at www.nyse.com/pdfs/finalcorpgovrules.pdf

Members, Allied Members, Allied Persons and Approved Persons

        A Director is not independent if he or she is, or within the last three years was, or has an immediate family member who is, or within the last three years was, a member, allied member, allied person or approved person.

Member Organizations

        A Director is not independent if the Director (a) is, or within the last three years was, employed by a Member Organization, (b) has an immediate family member who is, or within the last three years was, an executive officer of a Member Organization, (c) has within the last three years received from any Member Organization more than $100,000 per year in direct compensation, or received from Member Organizations in the aggregate an amount of direct compensation which in any one year is more than 10 percent of the Director's annual gross income for such year, excluding in each case Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), or (d) is affiliated, directly or indirectly, with a Member Organization.

Non-Member Broker-Dealers

        A Director is not independent if the Director is employed by or affiliated, directly or indirectly, with a Non-Member Broker-Dealer.

Listed Companies

        A Director is not independent if the Director is an executive officer of an issuer of securities listed on New York Stock Exchange LLC or the Pacific Exchange.

        The NYSE Group shall make disclosure of any charitable relationship that a listed company would be required to disclose pursuant to Listed Company Manual Section 303A.02(b)(v) and commentary. Gifts by the NYSE Group shall not favor charities on which any Director serves as an executive officer or member of the board of trustees or directors or comparable governing body.

E-2

NYSE Group, Inc.
11 Wall Street
New York, NY 10005

ACCESS PROXY MATERIALS BY INTERNET

If you are a registered stockholder and would like to access the proxy materials electronically next year, please indicate your consent at the following internet address: http://www.econsent.com/nyx/

NYSE Group, Inc. 11 Wall Street New York, NY 10005	Annual Meeting Proxy Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON JUNE 1, 2006.

Marshall N. Carter, James S. McDonald and John A. Thain (the "Proxyholders"), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of NYSE Group, Inc. (the "Company"), to be held on Thursday, June 1, 2006, at 55 Wall Street, New York, NY, at 8:00 a.m. EDT, and any adjournments or postponements thereof.

SEE REVERSE SIDE: If you wish to vote in accordance with the Board of Directors' recommendations, just sign and date on the reverse side. You need not mark any boxes.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NYSE Group, Inc.
ANNUAL MEETING OF STOCKHOLDERS
Thursday, June 1, 2006
8:00 a.m. EDT
55 Wall Street, Ground Floor
New York, NY 10005

ADMISSION TICKET

Please detach here and present this ticket for admission to meeting.

Company #

There are three ways to vote your Proxy

Your telephone or internet vote authorizes the Proxyholders to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (EDT) on May 31, 2006.
•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/nyx/ — QUICK *** EASY *** IMMEDIATE

•
Use the internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (EDT) on May 31, 2006.
•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and submit an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to NYSE Group, Inc., c/o Shareowner ServicesY, P.O. Box 64873, St. Paul, MN 55164-0873, so it is received by 12:00 noon (CT) on May 31, 2006.

If you need help with voting, please call 1-866-230-3259 for assistance.
If you vote by Phone or Internet, please do not mail your Proxy Card

Please detach here if you are mailing your proxy card. THANK YOU FOR VOTING.

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.
Election of directors. The Board of Directors recommends a vote FOR the election of all eleven members of the Company's Board of Directors for a term expiring in 2007.

01 Ellyn L. Brown 02 Marshall N. Carter 03 William E. Ford 04 Shirley Ann Jackson	05 James S. McDonald 06 Duncan M. McFarland 07 James J. McNulty 08 Alice M. Rivlin	09 Robert B. Shapiro 10 John A. Thain 11 Karl M. von der Heyden	☐	FOR all nominees (except as marked to the contrary below.)	☐	WITHHOLD AUTHORITY (to vote for all nominees)

(Instructions: To withhold authority to vote for any individual nominee, write each such nominee's number in the box.)

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2006.	☐ For	☐ Against	☐ Abstain
3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxyholders will have authority to vote FOR the election of all directors, and FOR item 2. In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting.

Address Change? Mark Box    ☐        Indicate changes below: Will attend meeting? Mark Box    ☐            Dated                        , 2006

Signature(s) in Box
Please sign exactly as your name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

QuickLinks

NYSE GROUP, INC. 11 WALL STREET NEW YORK, NY, 10005 NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS April 28, 2006
NYSE GROUP, INC. 11 WALL STREET NEW YORK, NY, 10005 PROXY STATEMENT 2006 ANNUAL MEETING OF STOCKHOLDERS JUNE 1, 2006 INTRODUCTION
CERTAIN TERMS
SOLICITATION OF PROXIES
VOTING
AVAILABILITY OF CERTAIN DOCUMENTS
ELECTION OF DIRECTORS
Nominees for Election to the Board of Directors for a Term Expiring in 2007
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
COMPENSATION
Summary Compensation Table
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
ADDITIONAL INFORMATION
REPORT OF THE NOMINATING & GOVERNANCE COMMITTEE
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE HUMAN RESOURCES & COMPENSATION COMMITTEE
OTHER MATTERS
VOTING VIA THE INTERNET OR BY TELEPHONE
Annex A DEFINITIONS
Annex B NYSE GROUP, INC. AUDIT COMMITTEE CHARTER Adopted February 2, 2006
Annex C NYSE GROUP, INC. CORPORATE GOVERNANCE GUIDELINES
Annex D NYSE GROUP, INC. CANDIDATE NOMINATION POLICY OF THE BOARD OF DIRECTORS
Annex E NYSE GROUP, INC. INDEPENDENCE POLICY OF THE BOARD OF DIRECTORS
If you need help with voting, please call 1-866-230-3259 for assistance. If you vote by Phone or Internet, please do not mail your Proxy Card
The Board of Directors Recommends a Vote FOR Items 1 and 2.